UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:  811-05127

Advance Capital I, Inc.

(Exact name of registrant as specified in charter)

One Towne Square, Suite 444 Southfield, Michigan	48076
(Address of principal executive offices)	(Zip code)

Christopher M. Kostiz, President

Advance Capital I, Inc.

One Towne Square, Suite 444

Southfield, Michigan 48076

(Name and Address of agent for service)

Registrant’s telephone number, including area code:  (248) 350-8543

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1.  Annual Report to Shareholders.

ADVANCE

CAPITAL I

AN INVESTMENT COMPANY
WITH FOUR FUNDS

Annual Report

December 31, 2013

Table of Contents

1 A Letter to Our Shareholders

3 Discussion of Fund Performance

12 Financial Highlights

20 Equity Growth Fund

23 Balanced Fund

29 Retirement Income Fund

32 Core Equity Fund

34 Statements of Assets and Liabilities

35 Statements of Operations

36 Statements of Changes in Net Assets

38 Notes to Financial Statements

44 Report of Independent Registered Public Accounting Firm

45 Additional Information

Advance Capital's Pledge:

We understand that investing in any mutual fund is a leap of faith. We recognize that trust, integrity and honesty are just a few of the attributes you should expect from any financial organization. Our commitment to you is to hold true to these standards by putting your interests first at all times. We will work hard each and every day to provide you with quality service as well as our best long-term investment advice. We pledge to maintain the highest standards of TRUST, INTEGRITY & HONESTY in all of our dealings with you.

Sincerely,
Advance Capital I, Inc. Board of Directors, Management, and Staff

Dear Shareholders,

The past year proved to be one of the best in recent memory for stock returns, while fixed income generally lagged. In spite of several economic headwinds early in the year, the economy posted respectable growth and several key themes emerged in housing and manufacturing which appear to have long-term staying power. For investors, the main challenge during the year was deciphering the intentions of the Federal Reserve and timing of any reduction in their stimulus programs. Over the past few years the Fed has initiated unconventional monetary stimulus programs designed to kick-start economic growth without too much inflation. While generally successful, investors realize that the Fed will begin "tapering" these programs at some point in the near future, which could lead to higher market volatility and the potential for unknown side-effects.

As the year began, the economy suffered from a double dose of higher payroll taxes and the effects of the federal sequestration. The impact was felt across the board from fewer orders for capital goods to a slowdown in hiring. Still, consumer spending held strong and retail sales hit a record of $421 billion in February. The first quarter proved the low point of the year with growth at around 1.1 percent. By the second half of the year the economy showed signs of life, with particularly strong results from housing and manufacturing.

Housing starts climbed to over one million units per month by November. This marked a 30 percent improvement from the prior year and the best in five years. Further, building permits and homes sold showed a drastic improvement over the past year. Finally, home prices posted double-digit gains during the year, which was welcome news for homeowners after declining over the past five years. In manufacturing, activity picked up considerably. The Institute for Supply Management (ISM) Index, which tracks manufacturing activity across the country, jumped to a two-year high and 14 percent above the prior year's level. Most notable has been the rebound in auto sales. After plummeting during the credit crisis to a low of 9 million units in 2009, sales rebounded to 16 million units by the end of 2013. These positive developments helped to lift economic growth to over 3.0 percent for the last half of the year, a healthy pace by many standards. While not perfect, these positive developments led to a much improved employment picture. For the year, the economy created about 2.2 million new jobs and the unemployment rate fell further to 6.7 percent at year end.

Capital Market Performance

With heavy support by the Federal Reserve and modest economic growth, investors responded by aggressively bidding up the values of risk assets. By the numbers, the S&P 500 returned 32.4 percent and the Nasdaq Composite was up 40.2 percent for the year. Small and mid cap stocks generally outperformed larger stocks and domestic equities outpaced many foreign markets. While equities posted one of their better years on record, most bond sectors lagged due to a better economy and actions taken by the Federal Reserve. For the year, the Lipper High Yield Index posted solid results with a 7.63 percent return. The Barclays Aggregate Index, which represents the broad bond market, posted a decline of 2.02 percent. In the Advance Capital I Funds, the Equity Growth Fund retail shares returned 29.59 percent, as compared to the Lipper Mid Cap Growth Index which posted a 36.52 percent return. The Balanced Fund retail shares returned 17.12 percent, as compared to the Lipper Balanced Index return of 16.39 percent. The Retirement Income Fund retail shares posted a decline of 0.59 percent as compared to the Barclays Aggregate Bond Index which declined 2.02 percent. Finally, the Core Equity Fund retail shares returned

1

30.23 percent as compared to the Lipper MultiCap Growth Index return of 36.52 percent and the S&P 500 Index return of 32.36 percent.

Looking Ahead

For the first time since the financial crisis, the leading indicators suggest a slight pickup in near-term growth for the U.S., parts of Europe and other select developed markets. The combination of continued deleveraging by consumers, strong corporate balance sheets, firmer global trade and less fiscal drag point to growth approaching 3.0 percent in the U.S. This positive assessment should be placed against the backdrop of high unemployment and elevated debt levels, particularly at the federal level.

Over the next year, the U.S. domestic economy should continue to benefit from a rebound in housing and an ever improving manufacturing sector. These key drivers of growth are expected to lead to more jobs and higher wage growth. Still, the complication of the exit strategy from the extraordinary monetary policies of the Federal Reserve could soften the housing recover in 2014 as rising interest rates and higher prices dampen affordability. At the same time, dramatically improved financial conditions for corporations could induce more risk taking in the form of faster capital expenditure growth and higher labor demand.

In this somewhat more positive economic environment, combined with historically low interest rates, the prospects appear favorable in the equity markets and below average in the fixed income markets in the year ahead. In equities, we expect positive corporate earnings growth along with reasonable long-term valuations to continue to drive investors into equities. Further, the low yield environment, absence of reasonable alternatives and recent stellar performance will likely draw further attention to equities. In fixed income markets, a stronger economy and a reduction in monetary stimulus is expected to lead to a normalization of interest rates over time. With that, we expect fixed income returns to generally match their coupons for the foreseeable future. We do not expect interest rates to rise dramatically over the next year.

As always, investing in the capital markets comes with some risk and uncertainty. We remind investors to stay diversified and monitor risk and withdrawal levels in their portfolios. We thank you for your continued confidence in our firm and process.

Joseph R. Theisen
President & CEO
Advance Capital Group, Inc.

Christopher M. Kostiz
President
Advance Capital I, Inc.

2

EQUITY GROWTH FUND (Unaudited)

Seeks to provide investors with long-term growth of capital by investing primarily in stocks of small and medium-sized companies.

Summary Investment Portfolio December 31, 2013*

Technology 11.3%
Industrial 16.3%
Energy 6.3%
Communications 4.3%
Basic Materials 3.3%
Consumer, Cyclical 16.7%
Utilities 2.9%
Cash & Other 2.3%
Consumer Non-Cyclical 17.8%
Financial 18.8%

Top Equity Holdings*

Skyworks Solutions, Inc.	0.94%
United Rentals, Inc.	0.91%
Perrigo Co Plc	0.86%
Reinsurance Group of America	0.86%
HollyFrontier Corp.	0.86%
Fortune Brands	0.78%
Outerwall, Inc.	0.78%
Alaska Air Group, Inc.	0.75%
IAC	0.74%
Valmont Industries, Inc.	0.71%

* Percentages based on Total Net Assets

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Unaudited)

2013 Results

The past year marked one of the best in recent memory for stocks. Although the economy continued to marginally improve, the massive support by the Federal Reserve proved the main catalyst for the outstanding year in the capital markets. By the numbers, the unemployment rate fell to under 7.0 percent, manufacturing activity rebounded to a five year high and consumer spending was relatively healthy. In this environment, equities performed very well across the board. Small and midsized stocks generally outperformed large stocks and domestic equities outpaced most foreign equities. For the year, the Equity Growth Fund retail shares increased 29.59 percent while the S&P 400 Mid Cap Index increased 33.45 percent and the Lipper Mid Cap Growth Index was up 36.52 percent.

What helped the Fund

Investors showed a healthy appetite for risk assets during the year. Those industries leveraged to better growth and momentum type investing tended to perform the best. In the Equity Growth Fund, some of the sectors producing the best returns were in biotech, consumer products, manufacturing and professional services. One of the top performers was Towers Watson & Company (+144%). The company offers human resource and financial consulting services. Through the year, the company benefitted from a general rebound in economic activity and better earnings. In biotech, a top performer was United Therapeutics Corporation (+111%). The company develops pharmaceuticals to treat vascular diseases such as pulmonary hypertension and peripheral vascular disease. In the consumer sector, Hanesbrands (+98%) produced outstanding returns. The company produces a variety of clothing options for men, woman and children. A top industrial company that produced well-above average returns was ITT Corporation (+87%). The company manufactures engineered components and customized technology solutions for industrial end-markets. Other top stocks which added to fund returns included Polaris Industries, Alaska Air Group and Omnicare.

What hurt the Fund

On the other end of the spectrum, several specific securities and sectors produced negative returns for the Fund. Some of the worst performers were in technology, chemicals, telecommunications and mining sectors. One of the worst performers was Rackspace Hosting (-47%). The company delivers websites, web-based IT systems and provides related services. The company was under intense competition during the year which led to below average earnings. In the mining sector, Royal Gold (-42%), which acquires and manages precious metals royalties, was hurt by the falling price of gold. Another stock that negatively impacted fund returns was Solarwinds (-28%).

3

The company provides enterprise-class network software and was hit with a competitive marketplace which negatively impacted earnings growth. In the chemical sector, Intrepid Potash (-26%), which markets potash for use as a fertilizer, was hit by sluggish worldwide demand as a result of modest economic growth. Other stocks that negatively impacted fund results included, Edward Lifesciences, American Campus Communities and American Eagle Outfitters.

Outlook

We expect the economy to post better economic growth in the year ahead. The combination of an improving housing sector, healthy consumer spending and solid corporate earnings should produce enough growth to appease investors. Although headwinds remain, including a dysfunctional federal government and a low labor participation rate, the economy should continue to rebuild itself from the recession of a few years ago. In this environment of modest growth and low inflation, and after a tremendous year for equities, investors will likely be more selective in the year ahead. We believe that the Equity Growth Fund's mix of mid cap and smaller cap stocks and bias toward quality companies should provide solid returns relative to the category in the year ahead.

PERFORMANCE SUMMARY (Unaudited)

$10,000 investment made December 31, 2003. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
04
05
06
07
08
09
10
11
12
13
S&P400
Lipper Mid-Cap
Equity Growth
CPI

Average Annual Returns for Periods Ended December 31, 2013

	Past 1 Year	Past 5 Years	Past 10 Years	Value of $10,000
S&P 400 Mid-Cap Index	33.45%	21.84%	10.33%	$26,786
Lipper Mid-Cap Growth Index	36.52%	21.31%	9.49%	$24,762
Equity Growth Fund (Retail Class)	29.59%	21.14%	7.94%	$21,476
Consumer Price Index (CPI)	1.49%	2.10%	2.37%	$12,646

4

BALANCED FUND (Unaudited)

Seeks to provide capital appreciation, current income and preservation of capital by investing in a diversified portfolio of common stocks and bonds.

Summary Investment Portfolio December 31, 2013*

Investment Grade 26.4%
Mortgage-Backed 7.1%
Cash & Other 4.5%
Large-Cap Stocks 40.7%
Mid-Cap Stocks 21.3%

* Percentages based on Total Net Assets

Top Equity Holdings*

Apple, Inc.	1.10%
Visa, Inc.	0.95%
Comcast Corp.	0.91%
EMC Corp.	0.87%
CVS Caremark Corp.	0.87%

Top Fixed Income Holdings*

Barrick Gold Corp. 6.95% 2019	1.01%
Freddie Mac Gold Pool 4.00% 2040	1.00%
Citigroup, Inc. 3.38% 2023	0.97%
Wells Fargo & Co. 3.45% 2023	0.97%
Verizon Communications, Inc. 5.15% 2023	0.94%

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Unaudited)

2013 Results

In spite of relatively lackluster economic growth, the combination of low interest rates and healthy corporate earnings helped to lift equity prices during the year. The economy posted a growth rate of around 3.0 percent, which is about the historical average, and the unemployment rate fell to under 7.0 percent. Key components of the economy, including housing and manufacturing, continued to rebound. In this environment, investors were more than willing to invest in risk assets with stocks as the main beneficiary. For the year, the Balanced Fund retail shares returned 17.12 percent while the Lipper Balanced Fund Index returned 16.39 percent. In addition the S&P 500 Index posted a 32.36 percent return and the Barclays Aggregate Bond Index was down 2.02 percent.

What helped the Fund

The fund holds a mix of large and mid cap stocks along with a variety of investment grade fixed income securities. As the year progressed, investors showed a growing willingness to invest in risk assets. In the mid cap segment, those industries leveraged to better growth and momentum type investing tended to perform the best. Some of the sectors producing the best returns were in biotech, consumer products, manufacturing and professional services. One of the top performers was Towers Watson & Company (+144%). The company offers human resource and financial consulting services. Through the year, the company benefitted from a general rebound in economic activity and better earnings. In biotech, a top performer was United Therapeutics Corporation (+111%). The company develops pharmaceuticals to treat vascular diseases such as pulmonary hypertension and peripheral vascular disease. In the consumer sector, Hanesbrands (+98%) produced outstanding returns.

In the large cap portion of the fund, some of the best sectors included biotech and health care. One of the top performers in biotech was Gilead Sciences (+104%). The company discovers, develops and commercializes therapeutics for life-threatening diseases. Celgene (+115%) was another global biopharmaceutical company that benefitted from higher demand for their product and rising earnings. In health care, Amerisourcebergen (+65%) proved another top performer. The company offers brand name

5

and generic pharmaceuticals and various healthcare supplies and equipment. The company capitalized on industry growth and higher demand for their products. The stock of Google (+58%) was another stellar performer for the fund. Other stocks that added to performance included, Aetna, Cardinal Health and Walgreens.

What hurt the Fund

On the other end of the spectrum, the main detractors from fund returns were in both the mid cap and large cap portions. In mid caps, some of the worst performers were in technology, chemicals, telecommunications and mining sectors. One of the worst performers was Rackspace Hosting (-47%). The company delivers websites, web-based IT systems and provides related services. The company was under intense competition during the year which led to below average earnings. In the mining sector, Royal Gold (-42%), which acquires and manages precious metals royalties, was hurt by the falling price of gold. Another stock that negatively impacted fund returns was Solarwinds (-28%). The company provides enterprise-class network software and was hit with a competitive marketplace which negatively impacted earnings growth. In the chemical sector, Intrepid Potash (-26%), which markets potash for use as a fertilizer, was hit by sluggish worldwide demand as a result of modest economic growth. Other stocks that negatively impacted fund results included, Edward Lifesciences, American Campus Communities and American Eagle Outfitters.

In the large cap segment, some of the worst performers were in materials, chemicals and cyclical sectors. Peabody Energy (-25%), which mines and markets low sulfur coal was one of the worst performing stocks in the fund. The combination of lower prices and soft demand led to declining earnings. Agrium (-5.8%), a supplier of industrial and agricultural chemicals was another stock that detracted from returns. Other large cap stocks that negatively impacted fund returns included, Rio Tinto, Caterpillar and Ingredion.

Outlook

The economy has come a long way since the depths of the credit crisis of just a few years ago. The economy is healthier with better employment and corporate profits near their highest on record. While there is still a long way to go and many issues still remain unresolved, we are headed in the right direction. In this modest growth, relatively low inflationary environment, the capital markets should provide reasonable returns in the year ahead.

We believe that the Balanced Fund's mix of large value stocks, mid cap growth stocks and investment grade bonds should continue to provide clients with a modest income stream and the potential for capital appreciation in this environment.

6

PERFORMANCE SUMMARY (Unaudited)

$10,000 investment made December 31, 2003. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

$22,000
$18,000
$14,000
$10,000
$6,000
04
05
06
07
08
09
10
11
12
13
Composite Index*
Lipper Balanced Index
Balanced Fund
CPI

Average Annual Returns for Periods Ended December 31, 2013

	Past 1 Year	Past 5 Years	Past 10 Years	Value of $10,000
Composite Index*	17.78%	12.84%	6.65%	$19,060
Lipper Balanced Index	16.39%	12.62%	6.19%	$18,231
Balanced Fund (Retail Class)	17.12%	13.10%	5.40%	$16,909
Consumer Price Index (CPI)	1.49%	2.10%	2.37%	$12,646

*Composite Index consists of 60% S&P 500 Index and 40% Barclays Aggregate Bond Index.

7

RETIREMENT INCOME FUND (Unaudited)

Seeks to provide investors with current income and preservation of capital by investing in corporate, high-yield, mortgage-backed and agency securities.

Summary Investment Portfolio December 31, 2013*

High Yield 19.7%
Government Mortgages 25.5%
Investment Grade 50.2%
Cash & Other 4.6%

Top Fixed Income Holdings*

Goldman Sachs Group, Inc. 5.252% 2021	1.56%
General Electric Capital Corp. 4.63% 2021	1.56%
ArcelorMittal 6.75% 2022	1.55%
MetLife, Inc. 4.75% 2021	1.54%
Gilead Sciences, Inc. 4.50% 2021	1.52%
United Utilities PLC 5.38% 2019	1.52%
Express Scripts Holding Co. 4.75% 2021	1.51%
Icahn Enterprises LP 6.00% 2020	1.47%
Nationwide Mutual Insurance Co. 6.60% 2034	1.45%
Reinsurance Group of America 4.70% 2023	1.44%

* Percentages based on Total Net Assets

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Unaudited)

2013 Results

After several years of stellar returns in most sectors of the bond market, this past year brought sub-par results. The combination of better economic growth and indications that the Federal Reserve was gearing up to begin reducing their support in the bond market, was enough to cause investors to pause. During the year, the yield on the 10 year U.S. treasury bond hit a low of 1.6 percent in May and a high of around 3.0 percent at year end. Although the economy posted very modest growth numbers and inflation remains in check, a reduction in the Fed's monetary programs caused many investors to reduce their bond allocation during the second half of the year. Still, while yields generally rose during the year, the spread narrowed between U.S. treasury bonds and investment grade and high yield corporate bonds. The Retirement Income Fund retail shares, with a major allocation to corporate bonds, declined 0.59 percent for 2013 while the Barclays Aggregate Bond Index declined 2.02 percent and the Morningstar Intermediate Term Bond category posted a 0.08 percent return.

What helped the Fund

At the start of the year, it was presumed that the Federal Reserve would reduce their bond purchase programs at some point during the year. In May, the chairman laid out his plans to begin this process which immediately pushed bond yields higher (prices lower). Through the summer, yields crept higher as investors waited for the program to officially start to wind down in early September. The Fed threw investors a curve-ball when it decided to wait until early 2014 to begin the process. As this unfolded, yields fluctuated considerably as the market tried to sort out the long-term impact on bonds. In general, inflation remained tame and bond yields increased during the year as the economy improved and the Fed attempted to pull-back on their stimulus. At the beginning of the year, the Fund held about 57 percent in investment grade bonds, 25 percent in U.S. mortgage-backed, 11 percent in high yield corporate bonds and 4.4 percent in dividend stocks. With the equity markets up double-digits for 2013, the allocation to stocks proved our best investment. The stocks of Microsoft (+44%), Johnson & Johnson (+35%), Procter & Gamble (+24%) and a few others produced above average results and significantly added to returns. In fixed income, the steel producer Arcelormittal proved one of the top performers. The price of the bond increased about 3.6 percent, in addition to the coupon. Chesapeake Energy, which produces oil and natural gas, was another top performing bond with a price return of about 3.0 percent. The Fund's allocation to agency mortgages also proved beneficial during the year with price returns generally around 1.0 percent.

What hurt the Fund

On the other end of the spectrum, a few specific industries and holdings detracted from Fund performance. One of the main culprits was the

8

exposure to investment grade corporate bonds. Through the year, interest rates moved higher which negatively impacted prices for many of our investment grade holdings. One of the worst performing investment grade bonds in the portfolio was the large entertainment and media company, Time Warner. The bond fell about 10 percent in value during the year. Another poor performer was the gold producer, Newmont Mining. The company suffered from the steep sell-off in gold during the year. The bond of Verizon Communications was another poor performer, due mostly to the long duration of the bond as opposed to any company issues. In the high yield portion of the Fund, the bonds of Virgin Media were down about 18 percent in price. The company went through a corporate restructuring and issued more debt, which negatively impacted the existing bonds. Other bonds that hurt Fund returns included, Dominion Resources, Marathon Petroleum and Amgen among others.

Outlook

The outlook for the fixed income market hinges on the direction of inflation and the timing of the Federal Reserve's decision to begin tapering their bond purchase program. Since the depths of the credit crisis, the Fed has attempted to quell market fears, add stability to the capital markets and bring down interest rates through various programs, many of which were never tried and quite unorthodox. While these actions have helped the economy, pushed prices of risk assets to record highs and resulted in record low interest rates, the rising concern is the potential fall-out when the Fed stops. The most immediate result could be higher interest rates. While better for savers, higher interest rates would impact businesses and consumers. In short, the investing environment might get a bit tricky in the fixed income markets in the quarters and years ahead. In the Retirement Income Fund we continue to balance the desire for higher yield with the added risk that comes with it. In this low interest rate environment with the potential for higher rates in the near term, we expect to keep our duration at or below the benchmark and maintain a healthy allocation to investment grade and high yield bonds. Further, we will likely maintain or slightly increase our exposure to government agencies and mortgage-backed securities. We believe that fixed income securities should generally produce returns equivalent to their coupons for the year ahead.

RETIREMENT INCOME - PERFORMANCE SUMMARY (Unaudited)

$10,000 investment made December 31, 2003. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

$20,000
$15,000
$10,000
$5,000
04
05
06
07
08
09
10
11
12
13
Lipper BBB
Barclays Aggregate
Retirement
CPI

Average Annual Returns for Periods Ended December 31, 2013

	Past 1 Year	Past 5 Years	Past 10 Years	Value of $10,000
Lipper BBB Index	-1.10%	9.32%	5.28%	$16,719
Barclays Aggregate Bond Index	-2.02%	4.44%	4.55%	$15,592
Retirement Income Fund (Retail Class)	-0.59%	7.46%	3.51%	$14,119
Consumer Price Index (CPI)	1.49%	2.10%	2.37%	$12,646

9

CORE EQUITY FUND (Unaudited)

Seeks to provide investors with long-term growth of capital. The Fund invests primarily in stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is undervalued by the market.

Summary Investment Portfolio December 31, 2013*

Energy 10.4%
Technology 10.5%
Consumer Cyclical 11.6%
Consumer Non-Cyclical 16.8%
Communications 8.6%
Industrial 7.7%
Cash & Other 7.5%
Basic Materials 3.1%
Utilities 1.5%
Financial 22.3%

Top Equity Holdings*

Apple, Inc.	2.39%
Visa, Inc.	2.15%
Comcast Corp.	2.02%
EMC Corp.	1.94%
Occidental Petroleum Corp.	1.93%
CVS Caremark Corp.	1.93%
American Express Co.	1.91%
Google, Inc.	1.72%
Travelers Cos, Inc.	1.68%
Microsoft Corp.	1.67%

* Percentages based on Total Net Assets

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Unaudited)

2013 Results

The combination of low interest rates, easy monetary policies by the Federal Reserve and improved economic growth helped fuel equity returns that were well above historical averages. The Fund invests in large capitalized stocks with a bias toward those with a healthy balance sheet and modest growth. For the year, the Core Equity Fund retail shares increased 30.23 percent as compared to the S&P 500 Index which posted a return of 32.36 percent. The Lipper Multi-Cap Growth Index posted an increase of 36.52 percent return for the year.

What helped the Fund

As the year progressed, investors continued to look for higher yielding assets with the potential for growth in the midst of a low interest rate environment. One area of the equity markets that filled the criteria was in large cap value stocks. These stocks tend to pay a healthy dividend, have entrenched products and solid management teams. Some of the best performing sectors included Biotech and Health Care. One of the top performers in biotech was Gilead Sciences (+104%). The company discovers, develops and commercializes therapeutics for life-threatening diseases. Celgene (+115%) was another global biopharmaceutical company that benefitted from demand for their product and rising earnings. In health care, Amerisourcebergen (+65%) proved another top performer. The company offers brand name and generic pharmaceuticals and various healthcare supplies and equipment. The company capitalized on industry growth and higher demand for their products. The stock of Google (+58%) was another stellar performer for the Fund. Other stocks that added to performance included, Aetna, Cardinal Health and Walgreens.

What hurt the Fund

On the other end of the spectrum, some of the worst performing sectors included materials, chemicals and cyclical. Peabody Energy (-25%), which mines and markets low sulfur coal was one of the worst performing stocks in the Fund. The combination of lower prices and soft demand led to declining earnings. Another poor performer was Rio Tinto (0.9%). The company mines for a variety of metals and suffered from a general decline in world prices. Agrium (-6%), a supplier of industrial and agricultural chemicals was another stock that detracted from returns. Finally, in the industrial sector, Caterpillar (-3%) proved a detractor from fund returns. The company manufactures and markets mining and forestry machinery. Through the year, falling demand for their equipment, mainly from international markets, was the main reason for below average stock returns. Other large cap stocks that negatively impacted fund returns included Coach, IBM and Ingredion.

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Outlook

The economy has benefitted from tremendous stimulus over the past few years which has resulted in modest growth and better employment. The Federal Reserve has indicated their willingness to pull-back some of this stimulus once the economy gains traction. While not great, economic growth has accelerated and should continue to post modest gains in 2014. Further, employment is expected to pick up and corporate earnings should remain solid. Additionally, the absence of problems from Washington should help investor psyche. Still, after a few tremendous years in the stock market, perhaps a consolidation year is ahead for 2014. In this ever improving environment, investors should remain upbeat on equities and favor those with proven businesses and predictable earnings. We believe that the Core Equity Fund's strategy of investing in these types of companies should provide solid returns, relative to the category in the year ahead.

PERFORMANCE SUMMARY (Unaudited)

$10,000 investment made January 2, 2008 (inception). Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

$16,000
$13,000
$10,000
$7,000
$4,000
1/2/08
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
Lipper Multi-Cap Gr
S&P 500
Core Equity Fund
CPI

Average Annual Returns for Periods Ended December 31, 2013

	Past 1 Year	Since Inception*	Value of $10,000
Lipper Multi-Cap Growth Index	36.52%	6.77%	$14,814
S&P 500 Index	32.36%	6.49%	$14,581
Core Equity Fund (Retail Class)	30.23%	6.24%	$14,376
Consumer Price Index (CPI)	1.49%	1.75%	$11,099

*Since Inception-1/2/08

11

ADVANCE CAPITAL I - EQUITY GROWTH FUND (Retail Shares)
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)

	Years ended December 31				
	2013	**2012**	**2011**	**2010**	**2009**
Net asset value, beginning of year	$25.76	$22.60	$23.60	$18.52	$12.87
Income (Loss) from investment operations*					
Net investment income (loss)	0.07	0.05	(0.04)	0.01	0.02
Net realized and unrealized gain (loss) on investments	7.55	3.16	(0.96)	5.08	5.66
Total from investment operations	7.62	3.21	(1.00)	5.09	5.68
Less distributions					
Net investment income	(0.07)	(0.05)	0.00	(0.01)	(0.03)
Net realized gain on investments	(8.00)	0.00	0.00	0.00	0.00
Total distributions	(8.07)	(0.05)	0.00	(0.01)	(0.03)
Net asset value, end of year	$25.31	$25.76	$22.60	$23.60	$18.52
Total Return	29.59%	14.20%	(4.24%)	27.49%	44.14%
Ratios and Supplemental Data					
Net assets, end of year (in thousands)	$90,998	$82,114	$85,669	$108,290	$98,960
Ratio of expenses to average net assets	1.11%	1.09%	1.08%	1.07%	1.13%
Ratio of net investment income (loss) to average net assets	0.25%	0.18%	(0.16%)	0.05%	0.12%
Portfolio turnover rate	118%	40%	107%	26%	27%

* Per share amounts presented are based on average shares outstanding.

12

See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND (Retail Shares)
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)

	Years ended December 31				
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$17.09	$15.81	$15.83	$14.05	$11.80
Income from investment operations*					
Net investment income	0.21	0.26	0.16	0.21	0.38
Net realized and unrealized gain on investments	2.70	1.33	0.07	1.89	2.25
Total from investment operations	2.91	1.59	0.23	2.10	2.63
Less distributions					
Net investment income	(0.26)	(0.31)	(0.25)	(0.32)	(0.38)
Total distributions	(0.26)	(0.31)	(0.25)	(0.32)	(0.38)
Net asset value, end of year	$19.74	$17.09	$15.81	$15.83	$14.05
Total Return	17.12%	10.09%	1.46%	15.19%	22.79%
Ratios and Supplemental Data					
Net assets, end of year (in thousands)	$170,765	$158,145	$157,806	$184,202	$189,125
Ratio of expenses to average net assets	1.09%	1.07%	1.06%	1.06%	1.12%
Ratio of net investment income to average net assets	1.13%	1.56%	1.02%	1.46%	3.03%
Portfolio turnover rate	66%	49%	86%	39%	48%

* Per share amounts presented are based on average shares outstanding.

See Notes to Financial Statements

13

ADVANCE CAPITAL I - RETIREMENT INCOME FUND (Retail Shares)
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)

	Years ended December 31				
	2013	**2012**	**2011**	**2010**	**2009**
Net asset value, beginning of year	$8.96	$8.74	$8.49	$8.23	$7.46
Income (Loss) from investment operations*					
Net investment income	0.22	0.24	0.24	0.32	0.45
Net realized and unrealized gain (loss) on investments	(0.27)	0.30	0.34	0.36	0.79
Total from investment operations	(0.05)	0.54	0.58	0.68	1.24
Less distributions					
Net investment income	(0.30)	(0.32)	(0.33)	(0.42)	(0.47)
Total distributions	(0.30)	(0.32)	(0.33)	(0.42)	(0.47)
Net asset value, end of year	$8.61	$8.96	$8.74	$8.49	$8.23
Total Return	(0.59%)	6.21%	6.97%	8.31%	17.13%
Ratios and Supplemental Data					
Net assets, end of year (in thousands)	$209,826	$252,422	$262,938	$292,167	$319,349
Ratio of expenses to average net assets	0.88%	0.86%	0.85%	0.85%	0.91%
Ratio of net investment income to average net assets	2.55%	2.72%	2.80%	3.77%	5.81%
Portfolio turnover rate	35%	51%	55%	73%	58%

* Per share amounts presented are based on average shares outstanding.

14

See Notes to Financial Statements

ADVANCE CAPITAL I - CORE EQUITY FUND (Retail Shares)
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)

	Years ended December 31				
	2013	**2012**	**2011**	**2010**	**2009**
Net asset value, beginning of year	$10.69	$9.50	$9.79	$8.62	$6.51
Income (Loss) from investment operations*					
Net investment income	0.08	0.07	0.05	0.05	0.05
Net realized and unrealized gain (loss) on investments	3.15	1.19	(0.29)	1.17	2.11
Total from investment operations	3.23	1.26	(0.24)	1.22	2.16
Less distributions					
Net investment income	(0.08)	(0.07)	(0.05)	(0.05)	(0.05)
Net realized gain on investments	(0.97)	0.00	0.00	0.00	0.00
Total distributions	(1.05)	(0.07)	(0.05)	(0.05)	(0.05)
Net asset value, end of year	$12.87	$10.69	$9.50	$9.79	$8.62
Total Return	30.23%	13.31%	(2.39%)	14.15%	33.19%
Ratios and Supplemental Data					
Net assets, end of year (in thousands)	$14,490	$10,546	$8,677	$10,671	$9,768
Ratio of expenses to average net assets	1.39%^	1.40%^	1.40%^	1.40%^	1.44%^
Ratio of expenses to average net assets	1.29% †	1.29% †	1.29% †	1.28% †	1.31%†
Ratio of net investment income to average net assets	0.67%	0.70%	0.51%	0.54%	0.66%
Portfolio turnover rate	130%	42%	36%	36%	33%

* Per share amounts presented are based on average shares outstanding.
^Before waivers
† Net of waivers

See Notes to Financial Statements

15

ADVANCE CAPITAL I - EQUITY GROWTH FUND (Institutional Shares)
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)

	Years ended December 31				
	2013	**2012**	**2011**	**2010**	**2009**
Net asset value, beginning of year	$25.96	$22.70	$23.63	$18.49	$12.81
Income (Loss) from investment operations*					
Net investment income	0.15	0.11	0.03	0.06	0.06
Net realized and unrealized gain (loss) on investments	7.62	3.20	(0.96)	5.09	5.65
Total from investment operations	7.77	3.31	(0.93)	5.15	5.71
Less distributions					
Net investment income	(0.07)	(0.05)	0.00	(0.01)	(0.03)
Net realized gain on investments	(8.00)	0.00	0.00	0.00	0.00
Total distributions	(8.07)	(0.05)	0.00	(0.01)	(0.03)
Net asset value, end of year	$25.66	$25.96	$22.70	$23.63	$18.49
Total Return	29.93%	14.58%	(3.94%)	27.86%	44.58%
Ratios and Supplemental Data					
Net assets, end of year (in thousands)	$1,488	$1,343	$1,203	$180	$141
Ratio of expenses to average net assets	0.86%	0.84%	0.83%	0.82%	0.88%
Ratio of net investment income to average net assets	0.48%	0.44%	0.14%	0.31%	0.36%
Portfolio turnover rate	118%	40%	107%	26%	27%

* Per share amounts presented are based on average shares outstanding.

16

See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND (Institutional Shares)
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)

	Years ended December 31				
	2013	**2012**	**2011**	**2010**	**2009**
Net asset value, beginning of year	$17.06	$15.77	$15.79	$14.01	$11.77
Income from investment operations*					
Net investment income	0.26	0.30	0.21	0.25	0.41
Net realized and unrealized gain on investments	2.68	1.34	0.07	1.89	2.24
Total from investment operations	2.94	1.64	0.28	2.14	2.65
Less distributions					
Net investment income	(0.30)	(0.35)	(0.30)	(0.36)	(0.41)
Total distributions	(0.30)	(0.35)	(0.30)	(0.36)	(0.41)
Net asset value, end of year	$19.70	$17.06	$15.77	$15.79	$14.01
Total Return	17.38%	10.45%	1.71%	15.52%	23.06%
Ratios and Supplemental Data					
Net assets, end of year (in thousands)	$215	$697	$622	$157	$139
Ratio of expenses to average net assets	0.84%	0.82%	0.82%	0.81%	0.87%
Ratio of net investment income to average net assets	1.40%	1.81%	1.31%	1.70%	3.24%
Portfolio turnover rate	66%	49%	86%	39%	48%

* Per share amounts presented are based on average shares outstanding.

See Notes to Financial Statements

17

ADVANCE CAPITAL I - RETIREMENT INCOME FUND (Institutional Shares)
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)

	Years ended December 31				
	2013	**2012**	**2011**	**2010**	**2009**
Net asset value, beginning of year	$8.96	$8.74	$8.48	$8.23	$7.46
Income (Loss) from investment operations*					
Net investment income	0.25	0.26	0.26	0.36	0.47
Net realized and unrealized gain (loss) on investments	(0.28)	0.30	0.35	0.34	0.79
Total from investment operations	(0.03)	0.56	0.61	0.70	1.26
Less distributions					
Net investment income	(0.32)	(0.34)	(0.35)	(0.45)	(0.49)
Total distributions	(0.32)	(0.34)	(0.35)	(0.45)	(0.49)
Net asset value, end of year	$8.61	$8.96	$8.74	$8.48	$8.23
Total Return	(.34%)	6.47%	7.36%	8.45%	17.42%
Ratios and Supplemental Data					
Net assets, end of year (in thousands)	$487	$593	$579	$562	$1,664
Ratio of expenses to average net assets	0.63%	0.61%	0.60%	0.60%	0.66%
Ratio of net investment income to average net assets	2.80%	2.96%	3.04%	4.24%	6.07%
Portfolio turnover rate	35%	51%	55%	73%	58%

* Per share amounts presented are based on average shares outstanding.

18

See Notes to Financial Statements

ADVANCE CAPITAL I - CORE EQUITY FUND (Institutional Shares)
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)

	Years ended December 31				
	2013	**2012**	**2011**	**2010**	**2009**
Net asset value, beginning of year	$10.83	$9.61	$9.87	$8.67	$6.51
Income (Loss) from investment operations[a]					
Net investment income	0.12	0.10	0.08	0.07	0.07
Net realized and unrealized gain (loss) on investments	3.18	1.19	(0.28)	1.18	2.14
Total from investment operations	3.30	1.29	(0.20)	1.25	2.21
Less distributions					
Net investment income	(0.08)	(0.07)	(0.06)	(0.05)	(0.05)
Net realized gain on investments	(0.97)	0.00	0.00	0.00	0.00
Total distributions	(1.05)	(0.07)	(0.06)	(0.05)	(0.05)
Net asset value, end of year	$13.08	$10.83	$9.61	$9.87	$8.67
Total Return	30.48%	13.47%	(2.07%)	14.41%	33.95%
Ratios and Supplemental Data					
Net assets, end of year (in thousands)	$513	$618	$588	$433	$379
Ratio of expenses to average net assets	1.14%[b]	1.15%[b]	1.15%[b]	1.15%[b]	1.17%[b]
Ratio of expenses to average net assets	1.04%[c]	1.04%[c]	1.04%[c]	1.03%[c]	1.04%[c]
Ratio of net investment income to average net assets	0.92%	0.94%	0.77%	0.79%	0.89%
Portfolio turnover rate	130%	42%	36%	36%	33%

[a] Per share amounts presented are based on average shares outstanding.
[b] Before waivers
[c] Net of waivers

See Notes to Financial Statements

19

ADVANCE CAPITAL I - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

Common Stock	Shares	Value
BASIC MATERIALS - 3.3%		
Ashland, Inc.	6,300	$ 611,352
Cabot Corp.	9,400	483,160
Domtar Corp.	5,400	509,436
Olin Corp.	17,100	493,335
Royal Gold, Inc.	9,900	456,093
Valspar Corp.	7,200	513,288
COMMUNICATIONS - 4.3%		
AMC Networks, Inc.*	7,100	483,581
Equinix, Inc.*	3,500	621,075
IAC	10,000	686,510
Lamar Advertising Co.*	9,100	475,475
Plantronics, Inc.	10,400	483,080
Polycom, Inc.*	29,700	333,531
Telephone & Data Systems	15,800	407,324
tw telecom, inc.*	16,200	493,614
CONSUMER, CYCLICAL - 16.7%		
Advance Auto Parts, Inc.	4,600	509,128
Alaska Air Group, Inc.	9,500	697,015
American Eagle Outfitters	27,800	400,320
Arrow Electronics, Inc.*	10,000	542,500
Bed Bath & Beyond, Inc.*	6,000	481,800
Bob Evans Farms, Inc.	8,500	430,015
Brinker International, Inc.	9,500	440,230
Chico's FAS, Inc.	25,200	474,768
CST Brands, Inc.	14,000	514,080
Dollar Tree, Inc.*	9,900	558,558
DreamWorks Animation*	11,200	397,600
Foot Locker, Inc.	14,100	584,304
Hanesbrands, Inc.	3,200	224,864
HSN, Inc.	7,800	485,940
International Speedway	13,600	482,120
JetBlue Airways Corp.*	75,300	643,062
KB Home	27,700	506,356
Life Time Fitness, Inc.*	9,600	451,200
LKQ Corp.*	17,700	582,330
MDC Holdings, Inc.*	15,900	512,616
Mohawk Industries, Inc.*	1,600	238,240
MSC Industrial Direct Co., Inc.	2,100	169,827
Office Depot, Inc.*	85,600	452,824
Oshkosh Corp.	9,800	493,724
Polaris Industries, Inc.	2,100	305,844
Regis Corp.	21,300	309,063
Ross Stores, Inc.	5,800	434,594

Common Stock	Shares	Value
CONSUMER, CYCLICAL - 16.7% (continued)		
Tempur Sealy International*	11,200	$ 604,352
Thor Industries, Inc.	8,700	480,501
Toll Brothers, Inc.*	13,900	514,300
TRW Automotive Holdings*	7,200	535,608
Watsco, Inc.	4,800	461,088
World Fuel Services Corp.	12,000	517,920
CONSUMER, NON-CYCLICAL - 17.8%		
Bio-Rad Laboratories, Inc.*	3,900	482,079
Catamaran Corp.*	11,600	550,559
Charles River Laboratories*	8,000	424,320
Church & Dwight Co., Inc.	8,900	589,892
Community Health Systems*	12,600	494,802
Cooper Cos., Inc.	4,000	495,360
CoreLogic, Inc.*	4,700	166,991
Dean Foods Co.*	25,500	438,345
FTI Consulting, Inc.*	12,500	514,250
Health Net, Inc.*	16,200	480,654
Hillshire Brands Co.	12,400	414,656
Hologic, Inc.*	23,000	514,050
Ingredion, Inc.	8,100	554,526
Jarden Corp.*	8,200	503,070
LifePoint Hospitals, Inc.*	8,800	464,992
Omnicare, Inc.	8,000	482,880
Perrigo Co Plc	5,200	797,992
Post Holdings, Inc.*	10,200	502,554
Questcor Pharmaceuticals	8,300	451,935
Rent-A-Center, Inc.	13,500	450,090
RR Donnelley & Sons Co.	26,600	539,448
Service Corp International	23,800	431,494
STERIS Corp.	10,300	494,915
SUPERVALU, Inc.*	73,500	535,815
Thoratec Corp.*	10,900	398,940
Tupperware Brands Corp.	5,900	557,727
United Natural Foods, Inc.*	5,800	437,262
United Rentals, Inc.*	10,800	841,860
United Therapeutics Corp.*	4,700	531,476
Universal Corp.	9,100	496,860
Universal Health Services	5,800	471,308
Valassis Communications	13,600	465,800
VCA Antech, Inc.*	15,200	476,672
ENERGY - 6.3%		
Atwood Oceanics, Inc.*	8,600	459,154

20
See Notes to Financial Statements

ADVANCE CAPITAL I - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

Common Stock	Shares	Value
ENERGY - 6.3% (continued)		
Bill Barrett Corp.*	16,300	$ 436,514
Dresser-Rand Group, Inc.*	2,500	149,075
Energen Corp.	3,000	212,250
Helix Energy Solutions Group*	19,800	458,964
Helmerich & Payne, Inc.	5,800	487,664
HollyFrontier Corp.	16,000	795,040
Oil States International, Inc.*	4,400	447,568
Patterson-UTI Energy, Inc.	18,700	473,484
Rosetta Resources, Inc.*	8,700	417,948
SM Energy Co.	6,400	531,904
Superior Energy Services*	19,200	510,912
Unit Corp.*	9,400	485,228
FINANCIAL - 18.8%		
Alexander & Baldwin, Inc.	12,700	529,971
Alexandria Real Estate	7,100	451,702
American Campus	14,000	450,940
American Financial Group	9,800	565,656
Associated Banc-Corp.	27,600	480,240
BioMed Realty Trust, Inc.	24,100	436,692
Brown & Brown, Inc.	5,300	166,367
Campus Crest Communities	46,000	432,860
Corporate Office Properties	19,800	469,062
Corrections Corp of America	14,800	474,636
Duke Realty Corp.	29,900	449,696
East West Bancorp, Inc.	13,500	472,095
Equity One, Inc.	20,300	455,532
Essex Property Trust, Inc.	1,200	172,212
Everest Re Group Ltd	3,700	576,719
Fidelity National Financial	16,600	538,670
First American Financial	18,000	507,600
First Niagara Financial Group	44,000	467,280
Fulton Financial Corp.	35,900	469,752
Hancock Holding Co.	13,700	502,516
Hanover Insurance Group	7,700	459,767
HCC Insurance Holdings, Inc.	10,400	479,856
Jones Lang LaSalle, Inc.	5,700	583,623
Kilroy Realty Corp.	8,800	441,584
Liberty Property Trust	13,800	467,406
Mack-Cali Realty Corp.	23,000	494,040
New York Community Bancorp	14,200	239,270
Old Republic International	26,700	461,109
Outerwall, Inc.*	10,700	719,789

Common Stock	Shares	Value
FINANCIAL - 18.8% (continued)		
Raymond James Financial	4,700	$ 245,293
Rayonier, Inc.	11,400	479,940
Realty Income Corp.	11,900	444,227
Regency Centers Corp.	9,600	444,480
Reinsurance Group of America	10,300	797,323
SL Green Realty Corp.	5,000	461,900
Taubman Centers, Inc.	2,200	140,624
UDR, Inc.	20,500	478,675
WR Berkley Corp.	10,800	468,612
INDUSTRIAL - 16.3%		
AECOM Technology Corp.*	19,000	559,170
AGCO Corp.	10,500	621,495
Avnet, Inc.	12,700	560,197
Con-way, Inc.	11,100	440,781
Crane Co.	7,400	497,650
Eagle Materials, Inc.	6,300	487,809
Energizer Holdings, Inc.	2,000	216,480
Esterline Technologies Corp.*	1,000	101,960
Fluor Corp.	5,900	473,711
Fortune Brands	15,800	722,060
GATX Corp.	8,700	453,879
General Cable Corp.	16,500	485,265
Granite Construction, Inc.	15,400	538,692
Harsco Corp.	18,400	515,752
IDEX Corp.	8,600	635,110
ITT Corp.	11,900	516,698
KBR, Inc.	13,600	433,704
Kennametal, Inc.	2,500	130,175
Lennox International, Inc.	7,300	620,938
Louisiana-Pacific Corp.*	29,300	542,343
Matson, Inc.	19,700	514,367
Mine Safety Appliances Co.	11,300	578,673
Rock Tenn Co.	5,300	556,553
Terex Corp.	12,900	541,671
Tidewater, Inc.	7,700	456,379
Timken Co.	11,500	633,305
Triumph Group, Inc.	6,500	494,455
URS Corp.	10,900	577,591
Valmont Industries, Inc.	4,400	656,128
Vishay Intertechnology, Inc.*	36,600	485,316
TECHNOLOGY - 11.3%		
Advanced Micro Devices, Inc.*	132,900	514,323
Allscripts Healthcare*	31,700	490,082

See Notes to Financial Statements

21

ADVANCE CAPITAL I - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

Common Stock	Shares	Value
TECHNOLOGY - 11.3% (continued)		
Atmel Corp.*	61,000	$ 477,630
Cadence Design Systems*	37,600	527,152
Cerner Corp.*	10,400	579,696
Compuware Corp.	43,100	483,151
Concur Technologies, Inc.*	4,800	495,264
Cypress Semiconductor	39,300	412,650
DST Systems, Inc.	5,300	480,922
Fairchild Semiconductor*	36,900	492,615
Intersil Corp.	44,900	515,048
MSCI, Inc.*	10,500	459,060
NCR Corp.*	14,600	497,276
NXP Semiconductor*	11,000	505,230
PTC, Inc.*	15,800	559,162
Riverbed Technology, Inc.*	28,500	515,280
Rovi Corp.*	26,700	525,723
Skyworks Solutions, Inc.*	30,600	873,936
SunEdison, Inc.*	36,100	471,105
Synopsys, Inc.*	15,100	612,607

Common Stock and Short-Term Investments	Shares	Value
UTILITIES - 2.9%		
Alliant Energy Corp.	9,500	$ 490,200
Aqua America, Inc.	5,800	136,822
Atmos Energy Corp.	9,900	449,658
MDU Resources Group, Inc.	6,000	183,300
PNM Resources, Inc.	19,900	479,988
UGI Corp.	11,300	468,498
Westar Energy, Inc.	14,100	453,597
TOTAL COMMON STOCK - 97.7%		
(Cost $77,487,705)		90,382,822
SHORT-TERM INVESTMENTS - 2.7%		
Federated Prime Cash Obligations Fund, 0.03% Yield+		
(Cost $2,519,416)		2,519,416
TOTAL INVESTMENTS IN SECURITIES - 100.4%		
(Cost $80,007,121)		92,902,238
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%		(416,036)
TOTAL NET ASSETS - 100.0%		$ 92,486,202

* Securities are non-income producing

+ Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2013.

22

See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

Common Stock	Shares		Value
BASIC MATERIALS - 2.0%			
Agrium, Inc.	8,300	$	759,284
Ashland, Inc.	2,600		252,304
Cabot Corp.	3,600		185,040
Domtar Corp.	2,100		198,114
Freeport-McMoRan	10,230		386,080
Olin Corp.	7,100		204,835
PPG Industries, Inc.	2,550		483,633
Rio Tinto PLC - ADR	8,300		468,369
Royal Gold, Inc.	4,100		188,887
Valspar Corp.	3,000		213,870
COMMUNICATIONS - 4.8%			
AMC Networks, Inc.*	2,700		183,897
AT&T, Inc.	9,200		323,472
Cisco Systems, Inc.	38,000		852,340
Comcast Corp.	29,900		1,553,754
Equinix, Inc.*	1,400		248,430
Google, Inc.*	1,170		1,311,231
IAC	4,200		288,334
Lamar Advertising Co.*	3,600		188,100
Plantronics, Inc.	4,000		185,800
Polycom, Inc.*	12,400		139,252
Telephone & Data Systems	6,200		159,836
Time Warner, Inc.	10,860		757,159
tw telecom, inc.*	6,200		188,914
Verizon Communications	14,300		702,702
Vodafone Group PLC - ADR	9,700		381,307
Walt Disney Co.	10,500		802,200
CONSUMER, CYCLICAL - 8.4%			
Advance Auto Parts, Inc.	1,800		199,224
Alaska Air Group, Inc.	4,000		293,480
American Eagle Outfitters	11,600		167,040
Arrow Electronics, Inc.*	4,200		227,850
Bed Bath & Beyond, Inc.*	2,300		184,690
Bob Evans Farms, Inc.	3,200		161,888
Brinker International, Inc.	4,000		185,360
Chico's FAS, Inc.	9,600		180,864
Coach, Inc.	16,300		914,919
Costco Wholesale Corp.	3,000		357,060
CST Brands, Inc.	5,300		194,616
CVS Caremark Corp.	20,800		1,488,656
Dollar Tree, Inc.*	4,000		225,680

Common Stock	Shares		Value
CONSUMER, CYCLICAL - 8.4% (continued)			
DreamWorks Animation*	4,700	$	166,850
Foot Locker, Inc.	5,900		244,496
Hanesbrands, Inc.	1,300		91,351
Home Depot, Inc.	5,100		419,934
HSN, Inc.	3,200		199,360
International Speedway	5,200		184,340
JetBlue Airways Corp.*	31,400		268,156
KB Home	10,500		191,940
Life Time Fitness, Inc.*	3,600		169,200
LKQ Corp.*	7,400		243,460
MDC Holdings, Inc.	6,000		193,440
Mohawk Industries, Inc.*	700		104,230
MSC Industrial Direct Co., Inc.	900		72,783
Office Depot, Inc.*	32,600		172,454
Oshkosh Corp.	3,700		186,406
PetSmart, Inc.	12,100		880,275
Polaris Industries, Inc.	900		131,076
Ralph Lauren Corp.	4,250		750,423
Regis Corp.	8,900		129,139
Ross Stores, Inc.	2,400		179,832
Target Corp.	10,900		689,643
Tempur Sealy International*	4,700		253,612
Thor Industries, Inc.	3,300		182,259
TJX Cos, Inc.	15,480		986,540
Toll Brothers, Inc.*	5,300		196,100
TRW Automotive Holdings*	3,000		223,170
Walgreen Co.	6,960		399,782
Wal-Mart Stores, Inc.	4,600		361,974
Watsco, Inc.	1,800		172,908
Whirlpool Corp.	6,200		972,532
World Fuel Services Corp.	4,600		198,536
CONSUMER, NON-CYCLICAL - 11.0%			
Aetna, Inc.	11,700		802,503
AmerisourceBergen Corp.	5,950		418,345
Amgen, Inc.	6,870		783,730
Bio-Rad Laboratories, Inc.*	1,300		160,693
Cardinal Health, Inc.	10,150		678,122
Catamaran Corp.*	4,900		232,564
Celgene Corp.*	6,600		1,115,189
Charles River Laboratories*	3,300		175,032
Church & Dwight Co., Inc.	3,700		245,236
Coca-Cola Co.	13,900		574,209

See Notes to Financial Statements

23

ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

Common Stock	Shares	Value
CONSUMER, NON-CYCLICAL - 11.0% (continued)		
Community Health Systems*	5,300	$ 208,131
Cooper Cos., Inc.	1,700	210,528
CoreLogic, Inc.*	2,000	71,060
Covidien PLC	10,400	708,240
Dean Foods Co.*	9,700	166,743
Eli Lilly & Co.	7,130	363,630
FTI Consulting, Inc.*	5,200	213,928
Gilead Sciences, Inc.*	16,000	1,201,600
Health Net, Inc.*	6,200	183,954
Hillshire Brands Co.	5,200	173,888
Hologic, Inc.*	9,600	214,560
Ingredion, Inc.	3,400	232,764
Jarden Corp.*	3,100	190,185
Johnson & Johnson	3,710	339,799
LifePoint Hospitals, Inc.*	3,700	195,508
Medtronic, Inc.	6,310	362,131
Merck & Co., Inc.	14,300	715,715
Omnicare, Inc.	3,100	187,116
Perrigo Co Plc	2,200	337,612
Pfizer, Inc.	23,730	726,850
Philip Morris International	8,000	697,040
Post Holdings, Inc.*	3,900	192,153
Procter & Gamble Co.	13,300	1,082,753
Questcor Pharmaceuticals	3,500	190,575
Rent-A-Center, Inc.	5,100	170,034
RR Donnelley & Sons Co.	10,100	204,828
Service Corp International	9,900	179,487
STERIS Corp.	3,900	187,395
Stryker Corp.	2,450	184,093
SUPERVALU, Inc.*	28,000	204,120
Teva Pharmaceutical Industries - ADR	22,200	889,776
Thoratec Corp.*	4,600	168,360
Tupperware Brands Corp.	2,500	236,325
United Natural Foods, Inc.*	2,400	180,936
United Rentals, Inc.*	4,500	350,775
United Therapeutics Corp.*	1,900	214,852
UnitedHealth Group, Inc.	7,940	597,882
Universal Corp.	3,500	191,100
Universal Health Services	2,200	178,772
Valassis Communications	5,700	195,225
VCA Antech, Inc.*	5,800	181,888

Common Stock	Shares	Value
ENERGY - 6.2%		
Apache Corp.	12,400	$ 1,065,656
Atwood Oceanics, Inc.*	3,600	192,204
Bill Barrett Corp.*	6,200	166,036
Chevron Corp.	8,650	1,080,472
Devon Energy Corp.	13,080	809,260
Dresser-Rand Group, Inc.*	1,000	59,630
Energen Corp.	1,200	84,900
Exxon Mobil Corp.	7,680	777,216
Helix Energy Solutions Group*	7,600	176,168
Helmerich & Payne, Inc.	2,400	201,792
HollyFrontier Corp.	6,700	332,923
Marathon Oil Corp.	21,670	764,951
Marathon Petroleum Corp.	5,100	467,823
National Oilwell Varco, Inc.	8,600	683,958
Occidental Petroleum Corp.	15,600	1,483,560
Oil States International, Inc.*	1,700	172,924
Patterson-UTI Energy, Inc.	7,100	179,772
Peabody Energy Corp.	33,300	650,349
Rosetta Resources, Inc.*	3,300	158,532
SM Energy Co.	2,700	224,397
Superior Energy Services*	8,000	212,880
Unit Corp.*	3,600	185,832
Valero Energy Corp.	9,400	473,760
FINANCIAL - 13.7%		
ACE Ltd	8,100	838,593
Alexander & Baldwin, Inc.	4,800	200,304
Alexandria Real Estate	2,700	171,774
Allstate Corp.	19,600	1,068,984
American Campus	5,700	183,597
American Express Co.	16,100	1,460,753
American Financial Group	4,100	236,652
Associated Banc-Corp.	11,500	200,100
Bank of America Corp.	46,300	720,891
Bank of New York Mellon	16,560	578,606
BioMed Realty Trust, Inc.	9,200	166,704
Brown & Brown, Inc.	2,200	69,058
Campus Crest Communities	17,500	164,675
Capital One Financial Corp.	15,600	1,195,116
Citigroup, Inc.	15,200	792,072
Corporate Office Properties	7,600	180,044
Corrections Corp of America	6,200	198,834
Duke Realty Corp.	11,400	171,456

24 See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

Common Stock	Shares	Value
FINANCIAL - 13.7% (continued)		
East West Bancorp, Inc.	5,200	$ 181,844
Equity One, Inc.	7,700	172,788
Essex Property Trust, Inc.	500	71,755
Everest Re Group Ltd	1,500	233,805
Fidelity National Financial	6,900	223,905
First American Financial	7,500	211,500
First Niagara Financial Group	18,300	194,346
Franklin Resources, Inc.	15,300	883,269
Fulton Financial Corp.	15,000	196,275
Hancock Holding Co.	5,700	209,076
Hanover Insurance Group	2,900	173,159
HCC Insurance Holdings, Inc.	4,300	198,402
Invesco Ltd	20,600	749,840
Jones Lang LaSalle, Inc.	2,400	245,736
JPMorgan Chase & Co.	18,200	1,064,336
Kilroy Realty Corp.	3,400	170,612
Liberty Property Trust	5,200	176,124
Mack-Cali Realty Corp.	8,800	189,024
Morgan Stanley	25,400	796,544
New York Community Bancorp	5,900	99,415
Old Republic International	11,200	193,424
Outerwall, Inc.*	4,500	302,715
PNC Financial Services Group	6,600	512,028
Raymond James Financial	2,000	104,380
Rayonier, Inc.	4,800	202,080
Realty Income Corp.	4,500	167,985
Regency Centers Corp.	3,700	171,310
Reinsurance Group of America	4,300	332,863
SL Green Realty Corp.	1,900	175,522
State Street Corp.	11,300	829,307
Taubman Centers, Inc.	900	57,528
Toronto-Dominion Bank	10,700	1,008,368
Travelers Cos, Inc.	14,300	1,294,722
UDR, Inc.	8,500	198,475
US Bancorp	13,500	545,400
Visa, Inc.	7,300	1,625,564
Wells Fargo & Co.	11,500	522,100
WR Berkley Corp.	4,500	195,255
INDUSTRIAL - 7.2%		
AECOM Technology Corp.*	7,900	232,497
AGCO Corp.	4,400	260,436
Avnet, Inc.	5,300	233,783

Common Stock	Shares	Value
INDUSTRIAL - 7.2% (continued)		
Caterpillar, Inc.	8,340	$ 757,355
Con-way, Inc.	4,200	166,782
Crane Co.	2,800	188,300
CSX Corp.	27,180	781,969
Cummins, Inc.	4,280	603,352
Danaher Corp.	10,900	841,480
Eagle Materials, Inc.	2,600	201,318
Energizer Holdings, Inc.	800	86,592
Esterline Technologies Corp.*	400	40,784
FedEx Corp.	4,300	618,211
Fluor Corp.	2,200	176,638
Fortune Brands	6,600	301,620
GATX Corp.	3,300	172,161
General Cable Corp.	6,900	202,929
General Dynamics Corp.	3,990	381,245
General Electric Co.	21,500	602,645
Granite Construction, Inc.	5,900	206,382
Harsco Corp.	7,700	215,831
IDEX Corp.	3,600	265,860
Illinois Tool Works, Inc.	2,370	199,270
ITT Corp.	5,000	217,100
KBR, Inc.	5,200	165,828
Kennametal, Inc.	1,100	57,277
Lennox International, Inc.	3,100	263,686
Louisiana-Pacific Corp.*	11,200	207,312
Matson, Inc.	8,200	214,102
Mine Safety Appliances Co.	4,700	240,687
Rock Tenn Co.	2,200	231,022
Terex Corp.	4,900	205,751
Tidewater, Inc.	3,200	189,664
Timken Co.	4,800	264,336
Triumph Group, Inc.	2,500	190,175
United Parcel Service, Inc.	6,000	630,480
United Technologies Corp.	7,030	800,014
URS Corp.	4,500	238,455
Valmont Industries, Inc.	1,800	268,416
Vishay Intertechnology, Inc.*	14,000	185,640
TECHNOLOGY - 7.4%		
Advanced Micro Devices, Inc.*	50,600	195,822
Allscripts Healthcare*	12,100	187,066
Apple, Inc.	3,340	1,873,807
Atmel Corp.*	25,500	199,665

See Notes to Financial Statements

25

ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

Common Stock	Shares	Value
TECHNOLOGY - 7.4% (continued)		
Cadence Design Systems*	15,700	$ 220,114
Cerner Corp.*	4,400	245,256
Compuware Corp.	16,400	183,844
Concur Technologies, Inc.*	1,800	185,724
Cypress Semiconductor	16,400	172,200
DST Systems, Inc.	2,000	181,480
EMC Corp.	59,300	1,491,394
Fairchild Semiconductor*	14,100	188,235
International Business Mach.	6,600	1,237,962
Intersil Corp.	17,100	196,154
Microsoft Corp.	34,300	1,283,162
MSCI, Inc.*	4,400	192,368
NCR Corp.*	6,100	207,766
NXP Semiconductor*	4,600	211,278
Oracle Corp.	27,570	1,054,828
PTC, Inc.*	6,600	233,574
QUALCOMM, Inc.	16,900	1,254,825
Riverbed Technology, Inc.*	11,900	215,152

Common Stock	Shares	Value
TECHNOLOGY - 7.4% (continued)		
Rovi Corp.*	10,400	$ 204,775
Skyworks Solutions, Inc.*	12,800	365,568
SunEdison, Inc.*	13,700	178,785
Synopsys, Inc.*	6,300	255,591
UTILITIES - 1.3%		
Alliant Energy Corp.	4,000	206,400
Aqua America, Inc.	2,400	56,616
Atmos Energy Corp.	3,800	172,596
DTE Energy Co.	10,300	683,816
MDU Resources Group, Inc.	2,500	76,375
NextEra Energy, Inc.	2,000	171,240
PNM Resources, Inc.	7,400	178,488
PPL Corp.	10,990	330,689
UGI Corp.	4,700	194,862
Westar Energy, Inc.	5,900	189,803
TOTAL COMMON STOCK - 62.0%		
(Cost $85,563,623)		$ 105,941,260

* Securities are non-income producing
ADR - American Depository Receipt

26
See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

Fixed Income Securities	Coupon	Maturity	Principal Amount	Value
BASIC MATERIALS - 1.0%				
Barrick Gold Corp.	6.950	04/01/2019	$ 1,500,000	$ 1,731,419
COMMUNICATIONS - 1.8%				
DIRECTV Holdings LLC	3.800	03/15/2022	1,500,000	1,440,954
Verizon Communications, Inc.	5.150	09/15/2023	1,500,000	1,610,538
CONSUMER, CYCLICAL - 0.8%				
AutoZone, Inc.	4.000	11/15/2020	1,300,000	1,334,867
CONSUMER, NON-CYCLICAL - 5.0%				
Amgen, Inc.	3.625	05/15/2022	1,000,000	990,653
Celgene Corp.	3.250	08/15/2022	500,000	473,379
Clorox Co.	3.050	09/15/2022	500,000	468,678
Express Scripts Holding Co.	4.750	11/15/2021	1,000,000	1,056,664
Gilead Sciences, Inc.	4.500	04/01/2021	1,000,000	1,065,051
Kellogg Co.	3.125	05/17/2022	1,000,000	948,106
Quest Diagnostics, Inc.	4.700	04/01/2021	1,500,000	1,538,255
SABMiller Holdings, Inc.^+	3.750	01/15/2022	1,000,000	1,003,730
WellPoint, Inc.	3.125	05/15/2022	1,000,000	937,879
ENERGY - 2.4%				
Kinder Morgan Energy Partners	4.150	02/01/2024	1,000,000	967,471
Murphy Oil Corp.	3.700	12/01/2022	1,000,000	924,005
Phillips 66	4.300	04/01/2022	1,000,000	1,016,216
TransCanada PipeLines Ltd	7.125	01/15/2019	1,000,000	1,208,711
FINANCIAL - 8.2%				
Bank of America Corp.	10.200	07/15/2015	1,250,000	1,404,740
Bank of America Corp.	5.875	01/05/2021	1,000,000	1,149,386
Citigroup, Inc.	3.375	03/01/2023	1,750,000	1,663,401
General Electric Capital Corp.	4.625	01/07/2021	1,000,000	1,090,447
Goldman Sachs Group, Inc.	5.250	07/27/2021	1,000,000	1,094,842
JPMorgan Chase & Co.	3.250	09/23/2022	1,500,000	1,437,482
MetLife, Inc.	4.750	02/08/2021	1,000,000	1,080,811
Nationwide Mutual Insurance Co.^+	6.600	04/15/2034	1,000,000	1,018,750
PNC Funding Corp.	3.300	03/08/2022	1,000,000	982,647
Reinsurance Group of America	4.700	09/15/2023	1,500,000	1,516,733
Wells Fargo & Co.	3.450	02/13/2023	1,750,000	1,654,511
INDUSTRIAL - 2.4%				
Burlington Northern Santa Fe	3.450	09/15/2021	1,500,000	1,481,376
Clark Equipment Co.	8.000	05/01/2023	500,000	576,155
Energizer Holdings, Inc.	4.700	05/19/2021	1,000,000	1,010,153
URS Corp.^+	5.000	04/01/2022	1,000,000	984,953
MORTGAGE SECURITIES - 7.1%				
Fannie Mae Pool	7.000	04/01/2033	225,850	259,430
Fannie Mae Pool	6.000	10/01/2036	286,205	316,612
Fannie Mae Pool	4.500	01/01/2042	1,309,089	1,387,747
Fannie Mae Pool	4.000	07/01/2042	845,688	871,278

See Notes to Financial Statements

27

ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

Fixed Income Securities and Short-Term Investments	Coupon	Maturity	Principal Amount	Value
MORTGAGE SECURITIES - 7.1% (continued)				
Freddie Mac Gold Pool	6.500	06/01/2024	$ 170,101	$ 189,177
Freddie Mac Gold Pool	7.000	10/01/2031	344,442	393,302
Freddie Mac Gold Pool	6.500	02/01/2032	325,262	362,401
Freddie Mac Gold Pool	6.500	08/01/2032	204,455	233,864
Freddie Mac Gold Pool	6.500	12/01/2032	324,768	365,439
Freddie Mac Gold Pool	6.500	04/01/2033	140,038	156,220
Freddie Mac Gold Pool	5.500	03/01/2034	387,310	425,894
Freddie Mac Gold Pool	5.500	06/01/2035	415,523	454,816
Freddie Mac Gold Pool	5.000	07/01/2035	506,409	547,819
Freddie Mac Gold Pool	5.000	09/01/2035	262,600	283,739
Freddie Mac Gold Pool	5.500	11/01/2035	488,231	533,736
Freddie Mac Gold Pool	6.000	02/01/2036	378,958	422,141
Freddie Mac Gold Pool	5.000	01/01/2037	347,247	375,233
Freddie Mac Gold Pool	6.000	05/01/2037	275,067	303,610
Freddie Mac Gold Pool	6.000	08/01/2037	220,080	242,580
Freddie Mac Gold Pool	5.500	01/01/2038	330,119	359,788
Freddie Mac Gold Pool	5.500	05/01/2038	422,863	460,867
Freddie Mac Gold Pool	5.500	01/01/2039	502,470	550,810
Freddie Mac Gold Pool	6.000	09/01/2039	827,884	921,751
Freddie Mac Gold Pool	4.000	10/01/2040	1,638,054	1,703,275
MASTR Asset Securitization Trust	6.250	05/25/2036	179,098	88,017
TECHNOLOGY - 1.6%				
Apple, Inc.	2.400	05/03/2023	1,000,000	899,211
EMC Corp.	2.650	06/01/2020	1,000,000	979,380
Intel Corp.	2.700	12/15/2022	1,000,000	921,806
UTILITIES - 3.2%				
Dominion Resources, Inc.	2.750	09/15/2022	1,000,000	925,208
Duke Energy Indiana, Inc.	3.750	07/15/2020	1,000,000	1,036,622
Entergy Texas, Inc.	7.125	02/01/2019	1,000,000	1,175,598
South Carolina Electric & Gas	6.500	11/01/2018	1,000,000	1,196,087
United Utilities PLC	5.375	02/01/2019	1,000,000	1,063,243
TOTAL FIXED-INCOME SECURITIES - 33.5%				
(Cost $57,711,020)				57,269,664
SHORT-TERM INVESTMENTS - 3.9%				
Federated Prime Cash Obligations Fund, 0.03% Yield+				
(Cost $6,703,369)				6,703,369
TOTAL INVESTMENTS IN SECURITIES - 99.4%				
(Cost $149,978,012)				169,914,293
OTHER ASSETS LESS LIABILITIES - 0.6%				1,065,627
TOTAL NET ASSETS - 100.0%				$ 170,979,920

^ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration. At December 31, 2013, the aggregate market value of these securities amounted to $3,007,433 or 1.76% of net assets.

+ Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2013.

28

See Notes to Financial Statements

ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

Fixed Income Securities	Coupon	Maturity	Principal Amount	Value
BASIC MATERIALS - 2.8%				
ArcelorMittal	6.750	02/25/2022	$ 3,000,000	$ 3,262,500
Newmont Mining Corp.	5.125	10/01/2019	2,500,000	2,592,733
COMMUNICATIONS - 7.9%				
Cisco Systems, Inc.	4.450	01/15/2020	2,000,000	2,181,336
DIRECTV Holdings LLC	3.800	03/15/2022	2,500,000	2,401,590
DISH DBS Corp.	5.875	07/15/2022	2,500,000	2,500,000
IAC/InterActiveCorp	4.750	12/15/2022	2,500,000	2,331,250
Time Warner, Inc.	9.150	02/01/2023	2,000,000	2,652,162
Verizon Communications	8.750	11/01/2021	1,500,000	1,898,865
Virgin Media Finance PLC	5.250	02/15/2022	3,000,000	2,610,000
CONSUMER, CYCLICAL - 1.4%				
Wynn Las Vegas LLC	5.375	03/15/2022	3,000,000	3,030,000
CONSUMER, NON-CYCLICAL - 11.9%				
Amgen, Inc.	3.625	05/15/2022	2,000,000	1,981,306
Cardinal Health, Inc.	3.200	06/15/2022	2,000,000	1,900,598
Celgene Corp.	3.250	08/15/2022	3,000,000	2,840,271
Express Scripts Holding Co.	4.750	11/15/2021	3,000,000	3,169,992
Gilead Sciences, Inc.	4.500	04/01/2021	3,000,000	3,195,153
Quest Diagnostics, Inc.	4.700	04/01/2021	2,500,000	2,563,758
Reynolds Group Issuer, Inc.	5.750	10/15/2020	2,500,000	2,550,000
SABMiller Holdings, Inc.^+	3.750	01/15/2022	2,000,000	2,007,460
Tupperware Brands Corp.	4.750	06/01/2021	2,000,000	2,011,386
WellPoint, Inc.	3.125	05/15/2022	3,000,000	2,813,637
ENERGY - 7.8%				
Chesapeake Energy Corp.	6.125	02/15/2021	2,000,000	2,145,000
Kinder Morgan Energy Partners	4.150	02/01/2024	2,000,000	1,934,942
Marathon Petroleum Corp.	5.125	03/01/2021	2,000,000	2,166,534
Murphy Oil Corp.	3.700	12/01/2022	3,000,000	2,772,015
Oil States International, Inc.	6.500	06/01/2019	2,750,000	2,925,313
Phillips 66	4.300	04/01/2022	2,000,000	2,032,432
TransCanada PipeLines Ltd	7.125	01/15/2019	2,000,000	2,417,422
FINANCIAL - 20.2%				
Bank of America Corp.	10.200	07/15/2015	2,000,000	2,247,584
Bank of America Corp.	5.875	01/05/2021	2,000,000	2,298,772
BlackRock, Inc.	3.375	06/01/2022	2,000,000	1,978,176
Citigroup, Inc.	5.500	09/13/2025	2,500,000	2,633,098
Fairfax Financial Holdings Ltd^	5.800	05/15/2021	2,500,000	2,534,803
General Electric Capital Corp.	4.625	01/07/2021	3,000,000	3,271,341
General Motors Financial Co.^	4.250	05/15/2023	2,700,000	2,568,375
Goldman Sachs Group, Inc.	5.250	07/27/2021	3,000,000	3,284,526
Icahn Enterprises LP^	6.000	08/01/2020	3,000,000	3,090,000
JPMorgan Chase & Co.	3.250	09/23/2022	2,500,000	2,395,803
MetLife, Inc.	4.750	02/08/2021	3,000,000	3,242,433

See Notes to Financial Statements

29

ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

Fixed Income Securities	Coupon	Maturity	Principal Amount	Value
FINANCIAL - 20.2% (continued)				
National Rural Utilities	3.050	02/15/2022	$ 2,000,000	$ 1,942,942
Nationwide Mutual Insurance Co.^+	6.600	04/15/2034	3,000,000	3,056,250
PNC Funding Corp.	3.300	03/08/2022	3,000,000	2,947,941
Reinsurance Group of America	4.700	09/15/2023	3,000,000	3,033,465
Wells Fargo & Co.	3.450	02/13/2023	2,000,000	1,890,870
GOVERNMENT - 1.3%				
Federal Home Loan Mortgage	1.375	05/01/2020	3,000,000	2,812,542
INDUSTRIAL - 6.5%				
Case New Holland, Inc.	7.875	12/01/2017	2,500,000	2,950,000
Clark Equipment Co.	8.000	05/01/2023	500,000	576,155
Clean Harbors, Inc.	5.125	06/01/2021	2,500,000	2,525,000
Energizer Holdings, Inc.	4.700	05/19/2021	2,000,000	2,020,306
Jabil Circuit, Inc.	5.625	12/15/2020	2,500,000	2,593,750
URS Corp.^+	5.000	04/01/2022	3,000,000	2,954,859
MORTGAGE SECURITIES - 24.1%				
Fannie Mae Pool	7.000	02/01/2032	440,844	490,318
Fannie Mae Pool	7.000	03/01/2032	475,704	543,135
Fannie Mae Pool	7.000	04/01/2033	353,253	405,776
Fannie Mae Pool	6.000	10/01/2036	776,145	858,607
Fannie Mae Pool	6.000	07/01/2037	1,086,483	1,203,562
Fannie Mae Pool	4.000	08/01/2041	2,617,064	2,695,674
Fannie Mae Pool	4.000	11/01/2041	2,775,160	2,858,556
Fannie Mae Pool	4.500	01/01/2042	1,963,634	2,081,621
Fannie Mae Pool	4.000	07/01/2042	1,691,376	1,742,555
Fannie Mae Pool	4.000	07/01/2042	2,320,359	2,389,501
Freddie Mac Gold Pool	6.500	06/01/2024	396,902	441,413
Freddie Mac Gold Pool	7.000	10/01/2031	587,818	671,205
Freddie Mac Gold Pool	6.500	02/01/2032	520,929	580,409
Freddie Mac Gold Pool	7.000	05/01/2032	775,860	886,780
Freddie Mac Gold Pool	6.500	08/01/2032	272,607	311,818
Freddie Mac Gold Pool	6.500	04/01/2033	420,115	468,659
Freddie Mac Gold Pool	7.000	09/01/2033	160,072	187,216
Freddie Mac Gold Pool	5.500	03/01/2034	1,161,930	1,277,681
Freddie Mac Gold Pool	5.500	04/01/2034	1,442,951	1,585,911
Freddie Mac Gold Pool	5.000	06/01/2034	446,778	483,834
Freddie Mac Gold Pool	5.500	12/01/2034	1,242,715	1,363,629
Freddie Mac Gold Pool	5.500	01/01/2035	964,673	1,057,187
Freddie Mac Gold Pool	5.500	06/01/2035	1,651,704	1,807,893
Freddie Mac Gold Pool	5.000	07/01/2035	1,506,566	1,629,761
Freddie Mac Gold Pool	5.000	08/01/2035	1,359,755	1,485,553
Freddie Mac Gold Pool	5.000	09/01/2035	1,050,402	1,134,957
Freddie Mac Gold Pool	5.000	10/01/2035	1,110,953	1,198,866
Freddie Mac Gold Pool	5.000	11/01/2035	631,651	682,314
Freddie Mac Gold Pool	5.500	11/01/2035	1,464,694	1,601,207

30
See Notes to Financial Statements

ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

Fixed Income Securities and Short-Term Investments	Coupon	Maturity	Principal Amount	Value
MORTGAGE SECURITIES - 24.1% (continued)				
Freddie Mac Gold Pool	6.000	02/01/2036	$ 1,042,135	$ 1,160,886
Freddie Mac Gold Pool	5.000	01/01/2037	1,041,741	1,125,699
Freddie Mac Gold Pool	6.000	05/01/2037	825,200	910,829
Freddie Mac Gold Pool	6.000	08/01/2037	856,130	943,656
Freddie Mac Gold Pool	5.500	12/01/2037	410,798	447,864
Freddie Mac Gold Pool	5.500	01/01/2038	880,317	959,434
Freddie Mac Gold Pool	5.500	05/01/2038	1,535,916	1,673,954
Freddie Mac Gold Pool	5.500	05/01/2038	1,290,612	1,406,604
Freddie Mac Gold Pool	6.500	10/01/2038	836,675	942,943
Freddie Mac Gold Pool	5.500	01/01/2039	1,507,409	1,652,430
Freddie Mac Gold Pool	5.000	05/01/2039	1,017,294	1,097,408
Freddie Mac Gold Pool	6.000	09/01/2039	1,691,344	1,883,112
Freddie Mac Gold Pool	4.000	12/01/2040	2,165,905	2,231,405
TECHNOLOGY - 2.6%				
Apple, Inc.	2.400	05/03/2023	2,000,000	1,798,422
Brocade Communications Systems^	4.625	01/15/2023	3,000,000	2,775,000
EMC Corp.	2.650	06/01/2020	1,000,000	979,380
UTILITIES - 8.6%				
Calpine Corp.^	7.500	02/15/2021	2,665,000	2,908,181
Commonwealth Edison Co.	3.400	09/01/2021	3,000,000	3,016,884
Dominion Resources, Inc.	4.450	03/15/2021	2,500,000	2,650,583
Duke Energy	3.150	04/01/2022	3,000,000	2,888,583
Entergy Gulf States Louisiana	6.000	05/01/2018	1,000,000	1,139,766
Entergy Texas, Inc.	7.125	02/01/2019	2,000,000	2,351,196
United Utilities PLC	5.375	02/01/2019	3,000,000	3,189,728
TOTAL FIXED INCOME SECURITIES - 95.1%				
(Cost $200,320,489)				199,996,191
SHORT-TERM INVESTMENTS - 3.8%				
Federated Prime Cash Obligations Fund, 0.03% Yield+				
(Cost $8,068,631)				8,068,631
TOTAL INVESTMENTS IN SECURITIES - 98.9%				
(Cost $208,389,120)				208,064,822
OTHER ASSETS LESS LIABILITIES - 1.1%				2,249,032
TOTAL NET ASSETS - 100.0%				$ 210,313,854

^ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration. At December 31, 2013, the aggregate market value of these securities amounted to $21,894,928 or 10.41% of net assets.

+ Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2013.

See Notes to Financial Statements

31

ADVANCE CAPITAL I - CORE EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

Common Stock	Shares		Value
BASIC MATERIALS - 3.1%			
Agrium, Inc.	1,620	$	148,198
Carpenter Technology Corp.	1,350		83,970
Freeport-McMoRan	2,000		75,480
PPG Industries, Inc.	400		75,864
Rio Tinto PLC - ADR	1,510		85,209
COMMUNICATIONS - 8.6%			
AT&T, Inc.	1,690		59,420
Cisco Systems, Inc.	7,460		167,328
Comcast Corp.	5,820		302,436
Google, Inc.*	230		257,763
Time Warner, Inc.	2,050		142,926
Verizon Communications	2,530		124,324
Vodafone Group PLC - ADR	1,890		74,296
Walt Disney Co.	2,050		156,620
CONSUMER, CYCLICAL - 11.6%			
Coach, Inc.	3,150		176,810
Costco Wholesale Corp.	590		70,222
CVS Caremark Corp.	4,050		289,859
Home Depot, Inc.	880		72,459
PetSmart, Inc.	2,360		171,690
Ralph Lauren Corp.	850		150,085
Ross Stores, Inc.	1,900		142,367
Target Corp.	2,140		135,398
TJX Cos, Inc.	3,050		194,377
Walgreen Co.	1,310		75,246
Wal-Mart Stores, Inc.	900		70,821
Whirlpool Corp.	1,200		188,232
CONSUMER, NON-CYCLICAL 16.8%			
Aetna, Inc.	2,300		157,757
AmerisourceBergen Corp.	1,130		79,450
Amgen, Inc.	1,250		142,600
Cardinal Health, Inc.	1,910		127,607
Celgene Corp.*	1,300		219,658
Coca-Cola Co.	2,700		111,537
Covidien PLC	2,060		140,286
Eli Lilly & Co.	1,400		71,400
Gilead Sciences, Inc.*	3,120		234,312
Ingredion, Inc.	2,550		174,573
Johnson & Johnson	700		64,113

Common Stock	Shares		Value
CONSUMER, NON-CYCLICAL 16.8% (continued)			
Medtronic, Inc.	1,190	$	68,294
Merck & Co., Inc.	2,590		129,630
Pfizer, Inc.	4,470		136,916
Philip Morris International	1,600		139,408
Procter & Gamble Co.	2,600		211,666
Stryker Corp.	460		34,564
Teva Pharmaceutical Industries - ADR	4,270		171,142
UnitedHealth Group, Inc.	1,430		107,679
ENERGY - 10.4%			
Apache Corp.	2,250		193,365
Chevron Corp.	1,570		196,109
Devon Energy Corp.	2,370		146,632
Exxon Mobil Corp.	1,390		140,668
Marathon Oil Corp.	3,980		140,494
Marathon Petroleum Corp.	1,000		91,730
National Oilwell Varco, Inc.	1,700		135,201
Occidental Petroleum Corp.	3,050		290,054
Peabody Energy Corp.	6,630		129,484
Valero Energy Corp.	1,820		91,728
FINANCIAL - 22.3%			
ACE Ltd	1,460		151,154
Allstate Corp.	3,820		208,343
American Express Co.	3,150		285,800
Bank of America Corp.	9,000		140,130
Bank of New York Mellon	3,150		110,061
Capital One Financial Corp.	2,900		222,169
Citigroup, Inc.	3,000		156,330
Franklin Resources, Inc.	2,660		153,562
Invesco Ltd	4,000		145,600
JPMorgan Chase & Co.	3,550		207,604
Morgan Stanley	4,900		153,664
PNC Financial Services Group	1,300		100,854
Reinsurance Group of America	2,400		185,784
State Street Corp.	2,200		161,458
Toronto-Dominion Bank	1,890		178,114
Travelers Cos, Inc.	2,790		252,607
US Bancorp	2,700		109,080
Visa, Inc.	1,450		322,885
Wells Fargo & Co.	2,300		104,420

32

See Notes to Financial Statements

ADVANCE CAPITAL I - CORE EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2013

Common Stock	Shares	Value
INDUSTRIAL - 7.7%		
Caterpillar, Inc.	1,510	$ 137,123
CSX Corp.	5,130	147,590
Cummins, Inc.	810	114,186
Danaher Corp.	1,970	152,084
FedEx Corp.	830	119,329
General Dynamics Corp.	750	71,663
General Electric Co.	4,190	117,446
Illinois Tool Works, Inc.	450	37,836
United Parcel Service, Inc.	1,090	114,537
United Technologies Corp.	1,270	144,525
TECHNOLOGY - 10.5%		
Apple, Inc.	640	359,053
EMC Corp.	11,600	291,740
International Business Mach.	1,280	240,090
Microsoft Corp.	6,700	250,647
Oracle Corp.	5,380	205,838

Common Stock and Short-Term Investments	Shares	Value
TECHNOLOGY - 10.5% (continued)		
QUALCOMM, Inc.	3,080	$ 228,690
UTILITIES - 1.5%		
DTE Energy Co.	1,860	123,485
NextEra Energy, Inc.	380	32,536
PPL Corp.	2,070	62,286
TOTAL COMMON STOCK - 92.5%		
(Cost $11,524,053)		13,869,760
SHORT-TERM INVESTMENTS - 7.6%		
Federated Prime Cash Obligations Fund, 0.03% Yield+ (Cost $1,144,028)		1,144,028
TOTAL INVESTMENTS IN SECURITIES - 100.1%		
(Cost $12,668,081)		15,013,788
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(11,403)
TOTAL NET ASSETS - 100.0%		$ 15,002,385

* Securities are non-income producing

+ Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2013.

ADR - American Depository Receipt

See Notes to Financial Statements

33

ADVANCE CAPITAL I, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

	EQUITY GROWTH FUND	BALANCED FUND	RETIREMENT INCOME FUND	CORE EQUITY FUND
ASSETS				
Investments in securities at value (Cost $80,007,121; $149,978,012; $208,389,120; $12,668,081, respectively)	$ 92,902,238	$ 169,914,293	$ 208,064,822	$ 15,013,788
Cash	1,265	40	0	0
Receivables				
Capital shares receivable	0	0	3,500	0
Dividends and interest	106,054	785,926	2,249,263	19,494
Notes receivable from adviser	275,082	289,209	9,556	0
Prepaid expenses	5,967	9,292	11,481	892
Total assets	93,290,606	170,998,760	210,338,622	15,034,174
LIABILITIES				
Capital shares payable	801	5,356	1,286	6,418
Distributions payable	797,154	4,428	14,177	24,334
Accounts payable and accrued expenses	6,449	9,056	9,305	1,037
Total liabilities	804,404	18,840	24,768	31,789
Net assets	$ 92,486,202	$ 170,979,920	$ 210,313,854	$ 15,002,385
NET ASSETS				
Retail shares				
Net assets	90,997,776	170,764,537	209,826,479	14,489,532
Number of shares outstanding (Note 6)	3,595,171	8,652,540	24,378,608	1,126,100
Net asset value	$ 25.31	$ 19.74	$ 8.61	$ 12.87
Institutional shares				
Net assets	1,488,426	215,383	487,375	512,853
Number of shares outstanding (Note 6)	58,016	10,932	56,632	39,199
Net asset value	$ 25.66	$ 19.70	$ 8.61	$ 13.08
Net assets consist of				
Paid-in capital	79,469,304	163,857,488	265,922,572	12,665,961
Accumulated undistributed net investment income	33,755	13,276	0	0
Accumulated undistributed net realized gain (loss) on investments	88,026	(12,827,125)	(55,284,420)	(9,283)
Net unrealized appreciation (depreciation) in value of investments	12,895,117	19,936,281	(324,298)	2,345,707
Net assets	$ 92,486,202	$ 170,979,920	$ 210,313,854	$ 15,002,385

34

See Notes to Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	EQUITY GROWTH FUND	BALANCED FUND	RETIREMENT INCOME FUND	CORE EQUITY FUND
INVESTMENT INCOME				
Interest	$ 1,014	$ 1,763,634	$ 7,689,567	$ 356
Interest from adviser	30,837	32,421	1,071	0
Dividends	1,176,509	1,876,238	254,694	253,465
Total investment income	1,208,360	3,672,293	7,945,332	253,821
EXPENSES				
Investment advisory fees	624,098	1,153,764	1,158,609	103,323
Distribution fees - Retail Class	218,911	410,560	577,920	31,100
Transfer agent and shareholder reporting costs	74,183	128,396	179,840	22,108
Custodian fees	19,761	25,985	19,071	9,281
Directors fees and expenses	17,143	31,593	44,720	2,458
Professional fees	16,199	35,159	41,218	2,902
Registration and filing fees	8,690	9,981	11,495	6,854
Other operating expenses	2,925	5,531	8,148	412
Total expenses	981,910	1,800,969	2,041,021	178,438
Less: Waiver from adviser	0	0	0	(12,178)
Net expenses	981,910	1,800,969	2,041,021	166,260
NET INVESTMENT INCOME	226,450	1,871,324	5,904,311	87,561
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS				
Net realized gain on investments	23,729,213	19,371,934	5,928,781	1,789,150
Net change in unrealized gain (loss) on investments	(943,264)	4,775,711	(13,315,068)	1,501,237
NET GAIN (LOSS) ON INVESTMENTS	22,785,949	24,147,645	(7,386,287)	3,290,387
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 23,012,399	$ 26,018,969	$ (1,481,976)	$ 3,377,948

See Notes to Financial Statements

35

ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	EQUITY GROWTH FUND		BALANCED FUND	
	2013	2012	2013	2012
INCREASE (DECREASE) IN NET ASSETS				
Operations:				
Net investment income	$ 226,450	$ 161,733	$ 1,871,324	$ 2,523,110
Net realized gain on investments	23,729,213	6,038,799	19,371,934	10,155,023
Net change in unrealized gain (loss) on investments	(943,264)	5,514,653	4,775,711	2,834,094
Net increase in net assets resulting from operations	23,012,399	11,715,185	26,018,969	15,512,227
Distributions to Shareholders:				
Net investment income				
Retail shares	(198,600)	(159,145)	(2,284,443)	(2,957,370)
Institutional shares	(4,211)	(2,588)	(9,911)	(13,661)
Net realized gains				
Retail shares	(21,881,920)	0	0	0
Institutional shares	(463,985)	0	0	0
Total distributions to shareholders	(22,548,716)	(161,733)	(2,294,354)	(2,971,031)
Share Transactions:				
Retail shares				
Net proceeds from sale of shares	3,537,167	3,478,452	16,901,704	12,368,770
Reinvestment of distributions	21,751,397	156,756	2,234,071	2,898,769
Cost of shares reacquired	(16,916,923)	(18,572,135)	(30,156,876)	(27,416,451)
Net change	8,371,641	(14,936,927)	(11,021,101)	(12,148,912)
Institutional shares				
Net proceeds from sale of shares	264,315	0	246,258	169,128
Reinvestment of distributions	164	0	6,913	9,782
Cost of shares reacquired	(70,008)	(32,577)	(818,479)	(156,853)
Net change	194,471	(32,577)	(565,308)	22,057
Net increase (decrease) derived from share transactions	8,566,112	(14,969,504)	(11,586,409)	(12,126,855)
NET ASSETS				
Beginning of year	83,456,407	86,872,459	158,841,714	158,427,373
End of year	$ 92,486,202	$ 83,456,407	$ 170,979,920	$ 158,841,714
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$ 33,755	$ 0	$ 13,276	$ 0
NUMBER OF SHARES				
Retail shares				
Sold	120,847	141,077	918,920	739,065
Shares issued from reinvestment of distributions	859,400	6,085	120,902	172,445
Reacquired	(572,828)	(749,799)	(1,642,968)	(1,638,163)
Net change	407,419	(602,637)	(603,146)	(726,653)
Institutional shares				
Sold	8,737	0	13,582	10,174
Shares issued from reinvestment of distributions	6	0	376	583
Reacquired	(2,459)	(1,273)	(43,864)	(9,352)
Net change	6,284	(1,273)	(29,906)	1,405
Net increase (decrease) in shares outstanding	413,703	(603,910)	(633,052)	(725,248)
Outstanding:				
Beginning of year	3,239,484	3,843,394	9,296,524	10,021,772
End of year	3,653,187	3,239,484	8,663,472	9,296,524

36

See Notes to Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2012 AND 2011

	RETIREMENT INCOME FUND		CORE EQUITY FUND	
	2013	2012	2013	2012
INCREASE (DECREASE) IN NET ASSETS				
Operations:				
Net investment income	$ 5,904,311	$ 7,073,939	$ 87,561	$ 77,520
Net realized gain on investments	5,928,781	10,776,529	1,789,150	563,630
Net change in unrealized gain (loss) on investments	(13,315,068)	(2,089,485)	1,501,237	626,350
Net increase (decrease) in net assets resulting from operations	(1,481,976)	15,760,983	3,377,948	1,267,500
Distributions to Shareholders:				
Net investment income				
Retail shares	(7,843,713)	(9,231,025)	(84,542)	(73,275)
Institutional shares	(20,171)	(22,389)	(3,019)	(4,245)
Net realized gains				
Retail shares	0	0	(1,011,276)	0
Institutional shares	0	0	(36,108)	0
Total distributions to shareholders	(7,863,884)	(9,253,414)	(1,134,945)	(77,520)
Share Transactions:				
Retail shares				
Net proceeds from sale of shares	11,856,131	16,996,804	2,120,332	2,656,787
Reinvestment of distributions	7,656,134	9,007,809	1,084,667	72,595
Cost of shares reacquired	(52,785,764)	(43,014,297)	(1,412,315)	(1,974,944)
Net change	(33,273,499)	(17,009,684)	1,792,684	754,438
Institutional shares				
Net proceeds from sale of shares	0	0	0	0
Reinvestment of distributions	0	0	25,944	3,306
Cost of shares reacquired	(81,714)	0	(222,361)	(50,000)
Net change	(81,714)	0	(196,417)	(46,694)
Net increase (decrease) derived from share transactions	(33,355,213)	(17,009,684)	1,596,267	707,744
NET ASSETS				
Beginning of year	253,014,927	263,517,042	11,163,115	9,265,391
End of year	$ 210,313,854	$ 253,014,927	$ 15,002,385	$ 11,163,115
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$ 0	$ 0	$ 0	$ 0
NUMBER OF SHARES				
Retail shares				
Sold	1,345,321	1,912,030	171,231	259,780
Shares issued from reinvestment of distributions	873,823	1,010,362	84,279	6,791
Reacquired	(6,016,112)	(4,833,997)	(115,594)	(193,337)
Net change	(3,796,968)	(1,911,605)	139,916	73,234
Institutional shares				
Sold	0	0	0	0
Shares issued from reinvestment of distributions	0	0	1,983	305
Reacquired	(9,602)	0	(19,800)	(4,550)
Net change	(9,602)	0	(17,817)	(4,245)
Net increase (decrease) in shares outstanding	(3,806,570)	(1,911,605)	122,099	68,989
Outstanding:				
Beginning of year	28,241,810	30,153,415	1,043,200	974,211
End of year	24,435,240	28,241,810	1,165,299	1,043,200

See Notes to Financial Statements

37

NOTES TO FINANCIAL STATEMENTS

Note 1. ORGANIZATION OF THE COMPANY

Advance Capital I, Inc. (the “COMPANY”) is a Maryland Corporation organized on March 6, 1987 that commenced operations on August 5, 1987. The COMPANY is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company (a mutual fund) offering shares in the following portfolios: Equity Growth Fund, Balanced Fund, Retirement Income Fund and the Core Equity Fund (collectively the “Funds”). Advance Capital Management, Inc. (“MANAGEMENT” or “Adviser”) (a wholly owned subsidiary of Advance Capital Group, Inc.) is the COMPANY’s investment adviser.

The Funds offer Retail Class shares and Institutional Class shares, each of which has equal rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. The two share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Under the COMPANY’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Note 2. ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the COMPANY.

Security Valuation

Equity securities for which exchange quotations are readily available are valued at the last quoted market price at the time the valuations are made and debt securities are valued using prices furnished by an independent third party pricing service. The independent third party pricing service may use a matrix, formula or other objective method that considers the effect of market indices, yield curves and other specific adjustments to determine market price. When reliable market quotations are not readily available or are considered unreliable, securities are priced at their fair value, determined according to procedures adopted by the Board of Directors, which may include using an independent pricing service. Fair value procedures may also be used if the COMPANY determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which a Fund’s net asset value is calculated. Money market instruments or short-term debt held by the Funds with a remaining maturity of sixty days or less are valued at net asset value or amortized cost which approximates value, respectively.

Fair Value Measurement

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

38

Note 2. ACCOUNTING POLICIES (Continued)

The three levels of the fair value hierarchy are described below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund's investments as of December 31, 2013:

Valuation Inputs	Equity Growth Fund	Balanced Fund	Retirement Income Fund	Core Equity Fund
Level 1 - Quoted Prices:				
Common Stock*	$90,382,822	$105,941,260	$0	$13,869,760
Short-term Investments	2,519,416	6,703,369	8,068,631	1,144,028
Level 2 - Other Significant Observable Inputs:				
Fixed Income Securities*	0	57,269,664	199,996,191	0
Level 3 - Significant Unobservable Inputs:				
Fixed Income Securities*	0	0	0	0
Total Value of Investments	$92,902,238	$169,914,293	$208,064,822	$15,013,788

* Please refer to the Schedule of Investments to view common stock and fixed income securities segregated by industry type.

There were no transfers between levels of the fair value hierarchy during the year ended December 31, 2013. The Funds did not hold any Level 3 investments during the year ended December 31, 2013. It is the Funds' policy to consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

39

Note 2. ACCOUNTING POLICIES (Continued)

Allocation of Income, Expenses, Gains and Losses

Income, fees and expenses of the COMPANY (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated on a daily basis to each class of shares or Fund based upon their relative net assets. Class-specific fees and expenses are charged directly to the respective share class. Fund-specific fees and expenses are charged directly to the respective Fund.

Federal Income Taxes

It is each Fund's policy to meet the requirements to qualify each year as a registered investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is provided. Capital losses are available to offset future capital gains, if any.

As of and during the year ended December 31, 2013, there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2010.

Dividends

Income dividends in the Balanced Fund and Retirement Income Fund are declared daily, except on Saturdays, Sundays and holidays and are paid monthly on the last business day of the month. Income dividends in the Equity Growth Fund and Core Equity Fund, if any, are declared annually and paid on the last business day of the year. Capital gain distributions, if any, are declared annually and paid in December. Dividends to shareholders are recorded on the ex-dividend date.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

Other

Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Premium and discount on fixed income securities are amortized using the effective interest method. Realized gains and losses on security transactions are determined on the specific identification method for book and tax purposes. Paydown gains and losses on mortgage-backed and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations. Net investment losses, for which no carryover is permitted, are offset against paid in capital.

40

Note 3. TRANSACTIONS WITH AFFILIATES

Advance Capital Services, Inc. ("SERVICES") (also a wholly owned subsidiary of Advance Capital Group, Inc.) is the distributor of the COMPANY's shares. Advance Capital Group, Inc. ("GROUP") is the COMPANY's Administrator, Transfer Agent and Dividend Disbursing Agent. For services provided by MANAGEMENT, the COMPANY pays a fee on an annual basis equal to .70% of the average daily net assets for the first $500 million and .65% of the average daily net assets exceeding $500 million of the Equity Growth and Balanced Funds and .50% of the average daily net assets for the first $500 million and .45% of the average daily net assets exceeding $500 million of the Retirement Income Fund and .80% of the average daily net assets of the Core Equity Fund. GROUP provides administrative, transfer agent and dividend disbursing agent services to the COMPANY. The COMPANY will compensate SERVICES for expenses incurred in connection with the distribution of Retail Class shares of the Equity Growth, Balanced Retirement Income and Core Equity, at .25% of each Fund's average daily net assets.

The COMPANY was charged investment advisory fees of $3,039,794 by MANAGEMENT for 2013. The COMPANY was charged distribution fees of $1,238,491 by SERVICES for Retail Class shares for 2013.

Certain officers and directors of GROUP, MANAGEMENT, and SERVICES, are also officers and directors of the COMPANY. Director's fees are only paid to independent directors and consist of a $19,468 annual retainer (for the period July 1, 2013 through June 30, 2014). The Chairman of the Board receives an additional 50% in compensation.

Note 4. NOTES RECEIVABLE FROM ADVISER

During October 2008, the COMPANY determined it had incorrectly valued the securities purchased with the cash collateral received from the securities lending program resulting in an overstatement of net assets. Reimbursements to the Funds impacted by this error are represented as receivables from the Adviser. The receivables were established as unsecured promissory notes. The terms of the notes include payment over 7 years at an interest rate of 3.5% above the prime rate (prime rate at December 31, 2013: 3.25%), reset from time to time as the prime rate changes, with interest and principal payable over 84 monthly installments. The effective date of the notes is January 1, 2009. The notes may be repaid in full or in part at any time without penalty. On December 31, 2010, MANAGEMENT made an additional lump sum payment towards the principal balance of the notes.

Note 5. INVESTMENT PORTFOLIO TRANSACTIONS

The cost of purchases and proceeds from sales of investments, other than short-term obligations and U.S. Government securities, for 2013 were as follows:

	Equity Growth Fund	Balanced Fund	Retirement Income Fund	Core Equity Fund
Purchases	$101,667,719	$102,084,890	$77,356,522	$15,720,161
Sales	114,442,783	113,287,058	111,677,382	16,112,899

41

Note 5. INVESTMENT PORTFOLIO TRANSACTIONS (Continued)

At December 31, 2013 the gross unrealized net appreciation and depreciation of securities for federal income tax purposes consisted of the following:

	Equity Growth Fund	Balanced Fund	Retirement Income Fund	Core Equity Fund
Unrealized Appreciation	$13,615,969	$22,093,382	$3,702,534	$2,404,930
Unrealized Depreciation	(828,879)	(2,203,671)	(4,026,832)	(68,506)
Net Unrealized Appreciation/(Depreciation)*	$12,787,090	$19,889,711	($324,298)	$2,336,424
Tax Cost	$80,115,148	$150,024,582	$208,389,120	$12,677,364

*The differences between book basis and tax basis unrealized appreciation are attributable primarily to tax deferral of losses on wash sales.

Note 6. AUTHORIZED SHARES

The COMPANY has one billion authorized shares of common stock, par value of $.001 per share. Each of the COMPANY's portfolios has 150 million shares authorized for Retail Class shares and 100 million shares authorized for Institutional Class shares.

Note 7. FEDERAL INCOME TAX INFORMATION

The tax characteristics of distributions paid to shareholders during the years ended December 31, 2013 and 2012 were as follows:

2013	Distributions Paid from Ordinary Income	Long Term Capital Gain	Return of Capital	Total Distributions Paid
Equity Growth Fund	$2,821,769	$19,726,947	$0	$22,548,716
Balanced Fund	2,294,354	0	0	2,294,354
Retirement Income Fund	7,863,884	0	0	7,863,884
Core Equity Fund	242,672	892,273	0	1,134,945

42

Note 7. FEDERAL INCOME TAX INFORMATION (Continued)

2012	Distributions Paid from Ordinary Income	Long Term Capital Gain	Return of Capital	Total Distributions Paid
Equity Growth Fund	$161,733	$0	$0	$161,733
Balanced Fund	2,971,031	0	0	2,971,031
Retirement Income Fund	9,253,414	0	0	9,253,414
Core Equity Fund	77,520	0	0	77,520

As of December 31, 2013 the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Accumulated Net Investment income	Accumulated Capital Gains and Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
Equity Growth Fund	$33,755	$196,053	$12,787,090	$13,016,898
Balanced Fund	13,276	(12,780,555)	19,889,711	7,122,432
Retirement Income Fund	0	(55,284,420)	(324,298)	(55,608,718)
Core Equity Fund	0	0	2,336,424	2,336,424

At December 31, 2013, capital loss carryovers and their expiration dates were as follows:

	Equity Growth Fund	Balanced Fund	Retirement Income Fund	Core Equity Fund
December 31, 2015	$0	$0	$112,875	$0
December 31, 2016	0	0	41,071,960	0
December 31, 2017	0	12,780,555	10,127,592	0
December 31, 2018	0	0	3,971,993	0
Nonexpiring Losses-ST	0	0	0	0
Nonexpiring Losses-LT	0	0	0	0
Total	$0	$12,780,555	$55,284,420	$0

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The amount of utilized capital loss carryforward for the year ended December 31, 2013 is $1,140,868 for the Equity Growth Fund, $18,861,437 for the Balanced Fund, $3,969,212 for the Retirement Income Fund and $695,825 for the Core Equity Fund.

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Advance Capital I, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Advance Capital I, Inc., comprising the Equity Growth Fund, Balanced Fund, Retirement Income Fund, and Core Equity Fund (the "Funds") as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Advance Capital I, Inc. as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 14, 2014

44

ADDITIONAL INFORMATION (UNAUDITED)

MANAGEMENT OF THE FUNDS

Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company's business affairs and for exercising all the company's powers except those reserved for the shareholders. Officers and Directors of the COMPANY, their addresses, and principal occupations during the last five years, are as follows:

Name and Address	Position(s) & Office(s)	Year Elected*	Principal Occupations During past 5 Years	Number of Portfolios Overseen	Other Directorships Held**
INTERESTED DIRECTORS* **					
Christopher M.Kostiz One Towne Square Suite 444 Southfield, MI 48076 Age 45	Director and President	2012	President, Advance Capital I, Inc.; Vice President, Advance Capital I, Inc. from prior to 2009 until January 2012; President and Senior Portfolio Manager, Advance Capital Management, Inc..	4	None
DISINTERESTED DIRECTORS					
Joseph A. Ahern One Towne Square Suite 444 Southfield, MI 48076 Age 55	Director Independent Chairman	1995 2005	Attorney; President and Shareholder; Ahern & Kill, formerly Ahern Fleury, since March 2009; Attorney; President and Shareholder; Stark, Reagan, P.C., from prior to March 2009 (law firms)	4	Birmingham Bloomfield Bancshares, Inc. (2011 to date)
Susan E. Burns One Towne Square Suite 444 Southfield, MI 48076 Age 52	Director	2008	President, St. John Health Foundation since July 2008; President, Wayne State University Foundation and Vice President, Development and Alumni Affairs from prior to July 2008	4	None
Janice E. Loichle One Towne Square Suite 444 Southfield, MI 48076 Age 65	Director	2001	Retired; Former Vice President, Chief Integration Officer and Chief of Local Exchange Operations, XO Communications, Inc. (formerly NEXTLINK Communications); President, NEXTLINK Solutions (Telecommunications)	4	None

45

MANAGEMENT OF THE FUND (Continued)

Name and Address	Position(s) & Office(s)	Year Elected*	Principal Occupations During past 5 Years	Number of Portfolios Overseen	Other Directorships Held**
Thomas L. Saeli One Towne Square Suite 444 Southfield, MI 48076 Age 56	Director	2000	Chief Executive Officer, JRB Enterprises, Inc. since March 2011 (manufacturing); Chief Executive Officer, Noble International, Ltd., from prior to April 2009 (automotive suppliers)	4	Noble International, Ltd. (2006 to 2009); Ultralife Corporation (2010 to date)
OTHER OFFICERS					
Joseph R. Theisen One Towne Square Suite 444 Southfield, MI 48076 Age 52	Vice President	2012	Vice President, Advance Capital I, Inc.; President, Advance Capital Group, Inc.; President, Advance Capital Services, Inc.	4	None
Kathy J. Harkleroad One Towne Square Suite 444 Southfield, MI 48076 Age 61	Vice President, Chief Compliance Officer and Secretary	1996	Vice President, Chief Compliance Officer and Secretary, Advance Capital I, Inc. and Advance Capital Group, Inc.; Marketing Director, Advance Capital Services, Inc.	4	None
Julie A. Katynski One Towne Square Suite 444 Southfield, MI 48076 Age 48	Vice President and Assistant Secretary Treasurer	2003 2012	Vice President - Finance, Assistant Secretary & Treasurer, Advance Capital I, Inc. and Advance Capital Group, Inc.	4	None

*There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70.

**This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

***Officers of the Funds are "interested persons" as defined in the Investment Company Act of 1940.

46

EXPENSE EXAMPLES:

As a shareholder of the Advance Capital I, Inc. Funds, you incur ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Advance Capital I, Inc. Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expense Paid During Period* 7/1/13 - 12/31/13	Expense Ratio During Period 7/1/13 - 12/31/13
Equity Growth Fund				
Retail shares	$1,000.00	$1,156.70	$6.02	1.11%
Institutional shares	1,000.00	1,158.40	4.67	0.86%
Balanced Fund				
Retail shares	$1,000.00	$1,101.40	$5.76	1.09%
Institutional shares	1,000.00	1,102.40	4.44	0.84%
Retirement Income Fund				
Retail shares	$1,000.00	$1,014.70	$4.46	0.88%
Institutional shares	1,000.00	1,016.00	3.19	0.63%
Core Equity Fund				
Retail shares	$1,000.00	$1,154.30	$6.99	1.29%
Institutional shares	1,000.00	1,155.50	5.63	1.04%

*Expenses are equal to the average account value times each Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

47

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about the hypothetical values and hypothetical expenses based on each Advance Capital I, Inc. Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expense Paid During Period* 7/1/13 - 12/31/13	Expense Ratio During Period 7/1/13 - 12/31/13
Equity Growth Fund				
Retail shares	$1,000.00	$1,019.56	$5.63	1.11%
Institutional shares	1,000.00	1,020.81	4.37	0.86%
Balanced Fund				
Retail shares	$1,000.00	$1,019.66	$5.53	1.09%
Institutional shares	1,000.00	1,020.91	4.27	0.84%
Retirement Income Fund				
Retail shares	$1,000.00	$1,020.71	$4.47	0.88%
Institutional shares	1,000.00	1,021.97	3.20	0.63%
Core Equity Fund				
Retail shares	$1,000.00	$1,018.65	$6.55	1.29%
Institutional shares	1,000.00	1,019.91	5.28	1.04%

*Expenses are equal to the average account value times each Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

PROXY VOTING

The policies and procedures that Advance Capital I, Inc. uses to determine how to vote proxies relating to portfolio securities is available on the SEC's website at www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2013 is available at (1) without charge, upon request, by calling (800) 345-4783, and (2) on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Advance Capital I, Inc. Funds file with the SEC a complete schedule of its portfolio holdings as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) This information is also available without charge , upon request, by calling (800) 345-4783.

48

BOARD OF DIRECTORS' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that the Board of Directors, including a majority of the Independent Directors voting separately, annually approve the Company's investment advisory agreement (the "Agreement") with Advance Capital Management, Inc. The Directors must determine that the terms of the Agreement are fair and reasonable and that renewal of the Agreement will enable the Funds to receive quality investment advisory services at a cost deemed reasonable and that renewal is in the best interests of the Advance Capital I, Inc. Funds ("the Funds") and their shareholders.

Factors Considered

The Board specifically considered the renewal of this Agreement at its meeting on July 26, 2013. Each Director relied upon personal knowledge of the Advisor, its services and the Funds. In addition, the Directors considered a number of factors in renewing the Agreement including, among other things, (i) the nature, extent and quality of services furnished by the Advisor to each Fund; (ii) the investment performance of the Funds compared to relevant indices and the performance of peer groups of other open-end investment companies pursuing similar strategies, (iii) the advisory fees and other expenses paid by the Funds compared to those of similar funds managed by other investment advisors; (iv) the profitability of the Advisors as they relate to their investment advisory relationship with the Funds, (v) the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies, (vi) the record of compliance with the Funds' investment policies and restrictions, (vii) the Funds' Code of Ethics as well as the structure and responsibilities of the Advisor's compliance department, and (viii) the disclosures included in the Company's reports to shareholders.

Deliberative Process

To assist the Directors in their evaluation of the quality of the Advisor's services and the reasonableness of the Advisor's fees under the Agreement, the Directors received information from independent legal counsel outlining the factors appropriate for consideration when evaluating investment advisory contracts as well as the duties of directors in approving such contracts. The Directors also requested and received various materials relating to the Advisor's investment services under the Agreement. These materials included a report prepared by the Advisor comparing the Funds advisory fees and expenses to a group of several hundred funds determined to be similar to each of the funds (called the "peer group"). The Advisor's report also included a performance comparison for the Funds against appropriate indexes. In addition, the Board received reports and presentations from the Advisor that described, among other things, the Advisor's financial condition, profitability from their relationship with the Funds, soft dollar commission and trade allocation policies, organizational structure and compliance policies and procedures. The Board also considered information received from the Advisor throughout the year, including investment performance and expense ratio reports for the Funds.

The following summarizes matters considered by the Directors in connection with their approval of the Agreement. The decision to approve the Agreement was not based on any single factor and this summary does not detail all the matters which were considered. However, the Directors concluded that each of the factors outlined below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Directors received and considered various data and information regarding the nature, extent, and quality of services provided to the Funds by the Advisor under this Agreement. The Directors reviewed the background, education and experience of the Advisor's key portfolio management and operational personnel and the amount of attention devoted to the Funds by the Advisor's portfolio management personnel. Accordingly, the Directors were satisfied that the Advisor's investment personnel devote a significant portion of their time and attention to the success of the Funds and their investment strategies. The Directors also considered the Advisor's policies and systems designed to achieve compliance with each Funds' investment objectives and regulatory requirements. Based on these factors, the Directors concluded that the nature, extent, and quality of the investment advisory services are satisfactory, and that the Advisor possesses the ability to continue to provide these services to the Funds.

49

Investment Performance

The Board of Directors considered many variables when assessing the performance of the Advance Capital I Funds including total return, yield and performance against the peer group. It was noted that the Equity Growth Fund's short and long term performance was average relative to the category average. The 15 year annualized investment return for the period ended June 30, 2013 ranked in the 46th percentile in the Morningstar Mid-Cap Growth category. It was noted that the Balanced Fund's short term performance was average while the intermediate performance was slightly below average for the category. The Board noted that the 15 year annualized performance ended June 30, 2013 ranked in the 46th percentile compared to the Morningstar Moderate Allocation category. The Board discussed the performance of the Retirement Income Fund and noted above average performance for the short term and average for the intermediate term. Since the aftermath of the credit crisis in 2008, the Retirement Income Fund has performed very well relative to the category. The Board next discussed the Core Equity Fund and noted below average results for short term performance and slighlty average results for the long term performance for the Core Equity Fund relative to the category. The Board of Directors concluded that based on the management style, long-term investment performance and investment strategy, the renewal of this Agreement was warranted.

Costs of Services Provided and Profits Realized by the Advisers

The Directors considered each of the Fund's expense ratios against those of a peer group of funds. The Equity Growth Fund's expense ratios for the twelve months ended December 31, 2013 were in the first quartile. The Balanced Fund, Core Equity Fund and Retirement Income Fund's expense ratios for the comparable period ranked in the second quartile as compared to its peer group. The Directors concluded that each of the Fund's overall expense ratios were lower than those of comparable funds and as such, a benefit to shareholders. The Directors determined that the fees under this Agreement were reasonable and fair in light of both the nature and quality of services provided by the Advisor as compared to fees charged by funds in their respective peer groups.

The Directors also considered the level of the Advisor's profits as it pertained to the management of the Funds. Consideration included a review of the Investment Advisor's methodology for allocating certain of its costs to the management of each Fund. The Directors also considered the financial results realized by the Investment Advisor in connection with the operation of the Funds and concluded that the Advisor's profit from management of the Funds, including the financial results derived from the Funds, bear a reasonable relationship to the services rendered and are fair and reasonable for the management of the Funds in light of the business risks involved.

Economies of Scale

The Directors considered whether the Funds had appropriately benefited from any existing economies of scale and whether there was potential for any further reduction of fees. The Directors concluded that the existing fee structures reflected the appropriate economies of scale.

Approval

The Directors, in light of the Advisor's overall performance, considered it appropriate to continue the management services of the Advisor. Based upon their evaluation of all material factors deemed relevant and the advice of counsel, the Directors concluded that the Agreement with the Funds is fair and reasonable and unanimously voted to approve the continuation of the Agreement for another year.

50

Advance Capital I, Inc.

Annual Report
December 31, 2013

ADVANCE CAPITAL I

Investment Advisor:
Advance Capital Management, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076

Distributor:
Advance Capital Services, Inc.
P.O. Box 3144
Southfield, Michigan 48037

Administrator and Transfer Agent:
Advance Capital Group, Inc.
P.O. Box 3144
Southfield, Michigan 48037

Custodian:
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Independent Registered Public Accounting Firm:
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Officers:
Christopher M. Kostiz, President
Joseph R. Theisen, Vice President
Kathy J. Harkleroad, Vice President, Chief Compliance Officer & Secretary
Julie A. Katynski, Vice President, Treasurer & Assistant Secretary

Board of Directors:
Joseph A. Ahern
Susan E. Burns
Christopher M. Kostiz
Janice E. Loichle
Thomas L. Saeli

AN INVESTMENT COMPANY WITH FOUR FUNDS

Equity Growth Fund
Balanced Fund
Retirement Income Fund
Core Equity Fund

Item 2.  Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  During the period covered by this report, there have been no amendments to such code of ethics nor were any waivers to such code of ethics granted.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that independent directors Janice Loichle and Thomas Saeli qualify as Audit Committee financial experts.  The designation of a person as an "Audit Committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "Audit Committee financial expert" designation.  Similarly, the designation of a person as an "Audit Committee financial expert" does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.

Item 4.  Principal Accountant Fees and Services.

a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $66,000 for year ended December 31, 2013 and $66,000 for year ended December 31, 2012.

b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item were $0 for year ended December 31, 2013 and $0 for year ended December 31, 2012.

c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $12,000 in the year ended December 31, 2013 and $12,000 in the year ended December 31, 2012.  Such services include review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns and routine tax consulting.

d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for year ended December 31, 2013 and $0 for year ended December 31, 2012.

e) (1) Audit Committee Pre-Approval Policies and Procedures

ADVANCE CAPITAL I, INC.

PRE-APPROVAL POLICIES AND PROCEDURES

As adopted by the AUDIT COMMITTEE of the Board of Directors of the

Advance Capital I, Inc. Funds ("Funds")

The Sarbanes-Oxley Act of 2002 ("Act") and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules") require that the funds' audit Committee of the Board of Directors ("Audit Committee") pre-approve all audit and non-audit services provided to the fund by its independent accountant ("Auditor").  It also covers any non-audit services provided by the Auditor to the Funds' investment adviser or affiliates of the adviser that provide ongoing services to the Fund ("Service Affiliates") IF these services directly impact the Funds' operations and financial reporting.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and non-audit services provided by the Auditor to the funds and Service Affiliates.  These policies and procedures do not apply to audit services provided to Service Affiliates by the Auditors, nor do they apply to services provided by another audit firm.

These policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Fund may request and secure pre-approval of audit and non-audit services with minimal disruption to normal business operations.  Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.   GENERAL

1.   The Audit Committee must pre-approve all audit and non-audit services that the Auditor provides to the Fund.

2.   The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the auditor's engagement IF the non-audit services directly impact the fund's operations and financial reporting.

B.   PRE-APPROVAL OF AUDIT SERVICES TO THE FUND

1.   The audit Committee shall approve the engagement of the auditor to certify the fund's financial statements for each fiscal year (the "Engagement").  The approval of the Engagement shall not be delegated to a Designated Member (see Section D below).  In approving the Engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the fund will receive.

2.   The Audit Committee shall report to the Board of Directors (the "Board") its approval of the Engagement and the proposed fees for such Engagement, as well as the basis for such approval.

3.   Unless otherwise in accordance with applicable law, the Engagement shall require that the Auditor be selected by a vote, cast in person, of a majority of the members of the Fund's Board who are "not interested" persons of the Board (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent directors").

C.   Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates--by Types of Services

1.   The Audit Committee may pre-approve certain types of non-audit services to the Fund and its Service Affiliates pursuant to this Section C.

2.   Annually, when the Audit Committee considers the Engagement of the Auditor, management of the Fund shall provide to the Audit Committee, for its consideration and action, the following:  (a) a list of non-audit services that the Fund may request from the Auditor during the fiscal year; and (b) a list of non-audit services directly impacting the funds' operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.   Lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.   The Audit committee's pre-approval of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed during the fiscal year.

5.   A list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the auditor.  Periodically, the Auditor will discuss with the Audit committee those non-audit services that have been or are being provided pursuant to this Section C.

D.   Pre-Approval of Non-Audit Services to the Fund and to Service

Affiliates--on a Project -by-Project Basis

1.   The Audit Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.   Management of the Fund may submit either to the Audit Committee or to their Designated Member a pre-approval request for one or more non-audit projects.  The request shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.

3.   The Audit Committee shall designate one or more of its members who are "not interested" Directors (each a "Designated Member") to consider any non-audit services to the Fund or any Service Affiliate, which have not been pre-approved by the Audit Committee.  The Designated Member shall review, on behalf of the Audit Committee any proposed material change in the nature or extent of any non-audit services previously approved.  The fund's management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.   The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

a)   Pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Fund or to a Service Affiliate; or

b)   Refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member shall take into account all relevant matters.

5.   The Designated Member's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for management of the Fund or Service Affiliate  to utilize the auditor for the non-audit services which have been pre-approved.  Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting.  If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter will be presented to the full Audit Committee for its consideration and action.

E.   AMENDMENT; ANNUAL REVIEW

1.   The Audit Committee may amend these procedures from time to time.

2.   These procedures shall be reviewed annually by the Audit Committee.

F.   RECORD KEEPING

1.   The Fund shall maintain a written record of all decisions made by the Audit Committee or the Designated Member pursuant to these procedures, together with appropriate supporting material.

2.   A record of the approval of any non-audit service pursuant to the de minimis exception provided in the Rules shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.   A copy of these Procedures and any amendments shall be permanently maintained in an easily accessible place.  Written records referred to in paragraphs 1 and 2 of this Section F shall be maintained for six years from the end of the fiscal year in which the actions were taken.  They will be maintained in an easily accessible location for the first two years.

(e)(2)  PERCENTAGE OF SERVICES REFERRED TO IN 4(B) - (4)(D) THAT WERE APPROVED BY THE AUDIT COMMITTEE:

100% of services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)   Percentage of hours expended on the principal accountant’s engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

g)   Non-Audit Fees: The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for year ended December 31, 2013 and $0 for year ended December 31, 2012.

h)   Not applicable.

Item 5.  Audit Committee of Listed Registrant.

Not applicable because registrant’s shares are not listed for trading on a national securities exchange.

Item 6.  Schedule of Investments.

Schedule I - Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable for open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)

The Company maintains a system of disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in its reports filed or submitted under the Investment Company Act of 1940, as amended (the “1940 Act”), is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to management to allow timely decisions regarding required disclosures.  The Company’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on their evaluation of the disclosure controls and procedures as of December 31, 2013, a date that is within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics (filed herewith).

(a)(2)

Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

(a)(3)

Not applicable.

(b)

Certification  pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANCE CAPITAL I, INC.

By:    /S/ Christopher M. Kostiz

Christopher M. Kostiz, President

(principal executive officer)

Date: March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities on the dates indicated.

By:    /S/ Christopher M. Kostiz

Christopher M. Kostiz, President

(principal executive officer)

Date: March 6, 2014

By:    /S/ Julie A. Katynski

Julie A. Katynski, Vice President, Treasurer &

Assistant Secretary

(principal financial officer)

Date: March 6, 2014